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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Lucent Technologies Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

COVER ARTWORK

** PRELIMINARY COPY **

LOGO

HOW TO VOTE

         Your vote is important. Most shareowners have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you.

REDUCE MAILING COSTS

         Eligible shareowners who have more than one account in their name or the same address as other shareowners may authorize us to discontinue mailings of multiple annual reports and proxy statements. Most shareowners can also view future annual reports and proxy statements over the Internet rather than receiving paper copies in the mail. See this proxy statement and your proxy card for more information.

ANNUAL MEETING ADMISSION

         You will need your admission ticket, as well as a form of personal identification to attend the annual meeting. If you are a shareowner of record, or own Lucent stock through a Lucent benefit plan, an admission ticket is included with this mailing. If you own stock through a bank, broker or other nominee, you will need proof of ownership to attend the annual meeting. A recent brokerage statement or letter from your broker are examples of proof of ownership.

CONDUCT OF THE MEETING

         In order to insure that the annual meeting is conducted in an orderly fashion and that shareowners wishing to speak at the meeting have a fair opportunity to speak, we will have certain guidelines and rules for the conduct of the meeting.

***PRELIMINARY COPY***

LUCENT TECHNOLOGIES INC.

600 Mountain Avenue
Murray Hill, New Jersey 07974

NOTICE OF ANNUAL MEETING OF SHAREOWNERS

TIME	9 a.m. CST
Wednesday, February 19, 2003
PLACE	Lone Star Ballroom A, Adam's Mark Hotel 400 N. Olive Street, Dallas, Texas 75201
ITEMS OF BUSINESS	(1) To elect members of the Board of Directors, whose terms are described in the proxy statement.
(2) To approve the Lucent Technologies Inc. 2003 Long-Term Incentive Program.
(3) To amend the Restated Certificate of Incorporation of Lucent to effect a reverse stock split at one of four ratios.
(4) To transact such other business, including consideration of shareowner proposal(s), as may properly come before the meeting and any adjournment thereof.
RECORD DATE	Holders of Lucent common stock of record at the close of business on December 23, 2002 are entitled to vote at the meeting.
ANNUAL REPORT	The company's 2002 annual report, which is not a part of the proxy soliciting materials, is enclosed.
PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareowners can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

RICHARD J. RAWSON Senior Vice President, General Counsel and Secretary

December 23, 2002

* * * PRELIMINARY COPY * * *

Lucent Technologies Inc. 600 Mountain Avenue Murray Hill, New Jersey 07974
PROXY STATEMENT

        We are providing these proxy materials in connection with the solicitation by the Board of Directors of Lucent Technologies Inc. of proxies to be voted at our 2003 Annual Meeting of Shareowners, and at any postponement or adjournment thereof. In this proxy statement, we refer to Lucent Technologies Inc. as "Lucent", "we", "our" or "the company".

        You are cordially invited to attend the annual meeting on February 19, 2003, beginning at 9 a.m. CST. The annual meeting will be held in Lone Star Ballroom A located in the Adam's Mark Hotel, 400 North Olive Street, Dallas, Texas 75201. Shareowners will be admitted beginning at 8 a.m. CST. The location is accessible to handicapped persons and upon request we will provide wireless headsets for hearing amplification.

        You will need your admission ticket as well as a form of personal identification to enter the annual meeting. If you are a shareowner of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the annual meeting, please retain the admission ticket. A map and directions to the annual meeting are printed on the admission ticket.

        If your shares are held in the name of a bank, broker or other nominee and you plan to attend the annual meeting, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to our transfer agent, The Bank of New York, Church Street Station, P.O. Box 11009, New York, New York 10286. If you arrive at the annual meeting without an admission ticket, we will admit you if we are able to verify that you are a Lucent shareowner.

        Lucent's fiscal year begins on October 1 and ends on September 30. References in this proxy statement to the year 2002 or fiscal 2002 refer to the 12-month period from October 1, 2001, through September 30, 2002.

        We are first mailing this proxy statement and accompanying forms of proxy and voting instructions on December 23, 2002, to holders of our common stock on December 23, 2002, the record date for the annual meeting.

Proxies and Voting Procedures

YOUR VOTE IS IMPORTANT.    Because many shareowners cannot attend the annual meeting in person, it is necessary that a large number of shareowners be represented by proxy. Most shareowners have a choice of voting over the Internet, using a toll-free telephone number or completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. Please be aware that if you vote over the Internet, you might incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for eligible shareowners of record will close at 11:59 p.m. EST on February 18, 2003.

        You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the annual meeting. By providing your voting instructions promptly, you may save the company the expense of a second mailing.

        The Internet and telephone voting procedures are designed to authenticate shareowners by use of a control number and to allow you to confirm that your instructions have been properly recorded.

        The method by which you vote will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the annual meeting.

        All shares entitled to vote and represented by properly completed proxies received prior to the annual meeting, and not revoked, will be voted at the annual meeting in accordance with your instructions. IF YOU DO NOT INDICATE HOW YOUR SHARES SHOULD BE VOTED ON A MATTER, THE SHARES REPRESENTED BY YOUR PROPERLY COMPLETED PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

        If any other matters are properly presented for consideration at the annual meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the annual meeting.

SHAREOWNERS ENTITLED TO VOTE

        Shareowners of Lucent common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting. Each common share is entitled to one vote on each matter properly brought before the meeting.

        On October 1, 2002, there were 3,490,310,034 shares of common stock outstanding.

        For BuyDIRECTSM Participants:    If you are a participant in the BuyDIRECT stock purchase plan, shares held in your BuyDIRECT account are included on, and may be voted using, the proxy card sent to you. The plan's administrator is the shareowner of record of your plan shares and will not vote those shares unless you provide it with instructions, which you can do over the Internet, by telephone or by mail using the proxy card sent to you.

        For Lucent Plan Participants:    If you are a participant in the Lucent Savings Plan, Lucent Long Term Savings and Security Plan, Lucent Employee Stock Purchase Plan, or Lucent Long Term Savings and Security Employee Stock Ownership Trust, you will receive one proxy card for all shares you own through these plans or in an Employee Stock Purchase Plan account. That proxy card will serve as a voting instruction card for the trustees or administrators of these plans where all accounts are registered in the same name. To allow sufficient time for the respective trustee to vote, the trustee must receive your voting instructions by February 13, 2003. If the trustee does not receive your instructions by that date, the plan trustee will vote the plan shares in the same proportion as shares for which instructions were received under each plan. If the administrator for the Lucent Employee Stock Purchase Plan does not receive our instructions by that date, the administrator will vote shares held in an Employee Stock Purchase Plan account in accordance with normal brokerage industry practices.

        If you hold Lucent common stock through any other company's stock purchase or savings plan, you will receive voting instructions from that plan's administrator. Please sign and return those instructions promptly to assure that your shares are represented at the meeting.

SMBuyDIRECT is a service mark of
The Bank of New York

Quorum

        The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum at the meeting for the election of Directors and for the other proposals. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

BROKER "DISCRETIONARY VOTING"

        Under the rules of the New York Stock Exchange in effect at the time this proxy statement was printed, if you hold your shares through a bank or broker, your broker is permitted to vote your shares on the election of the directors and approval of the 2003 Plan, even if the broker does not receive instructions from you. The New York Stock Exchange has proposed changes to its rules regarding brokers' discretionary voting authority, which may limit your broker's ability to vote on the proposal relating to the approval of the 2003 Plan unless you provide your broker with voting instructions. If these proposed changes to the New York Stock Exchange rules become effective prior to the annual meeting, your broker may not be able to vote your shares on this Directors' proposal without receiving instructions from you.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

        This proxy statement and the 2002 annual report are available on our website at  http://www.lucent.com/xxxx. Most shareowners can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

        If you are a shareowner of record, you can choose this option and save the company the cost of producing and mailing these documents by marking the appropriate box on your proxy card or by following the instructions provided if you vote over the Internet. You can also choose between paper documents and electronic access by calling the Lucent Shareowner Services toll-free number, 1 888 LUCENT6.

        If you choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address of those materials. Your choice will remain in effect until you call the Lucent Shareowner Services toll-free number or write to The Bank of New York and tell us or them otherwise. You do not have to elect Internet access each year.

        If you hold your Lucent stock through a bank, broker or other nominee, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

        Most shareowners who hold their Lucent stock through a bank, broker or other nominee and who elect electronic access will receive an e-mail message next year containing the Internet address to use to access our proxy statement and annual report.

Multiple Shareholders Sharing the Same Address

        In accordance with a notice sent to eligible shareowners who share a single address, we are sending only one annual report and proxy statement to that address unless we received instructions to the contrary from any shareowner at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareowner of record residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she may contact our transfer agent at 1 888 LUCENT6 or write to The Bank of New York, Church Street Station, P.O. Box 11009, New York, New York 10286. If you are an eligible shareowner of record receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

Cost of Proxy Solicitation

        Lucent will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the company by directors, officers or employees of the company in person or by telephone, facsimile or other electronic means. We have engaged the firm of Morrow & Co., Inc. to assist us in the distribution and solicitation of proxies. We have agreed to pay Morrow & Co., Inc. a fee of up to $25,000 plus expenses for these services.

        In accordance with the regulations of the Securities and Exchange Commission and the New York Stock Exchange, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Lucent common stock as of the record date.

GOVERNANCE OF THE COMPANY

        Our business, property and affairs are managed by or, are under the direction of, the Board of Directors pursuant to the General Corporation Law of the State of Delaware and our by-laws. Members of the Board of Directors are kept informed of the company's business through discussions with the Chairman, with the President and Chief Executive Officer, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

        During fiscal 2002, the Board of Directors held 11 meetings and the committees held a total of 22 meetings. The average attendance at the Board of Directors and committee meetings was 99.625%.

        We have been reviewing our corporate governance policies and practices. This includes comparing our current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, we expect to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the company. We will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and the New York Stock Exchange.

Committees of the Board of Directors

        In fiscal 2002, the Board of Directors had three ongoing committees: the Audit and Finance Committee, the Corporate Governance and Compensation Committee and the Technology Committee. Paul A. Allaire (Chairman), Robert E. Denham, and Franklin A. Thomas are the current members of the Audit and Finance Committee. Franklin A. Thomas (Chairman), Paul A. Allaire, Robert E. Denham, Daniel S. Goldin, Carla A. Hills and John A. Young are the current members of the Corporate Governance and Compensation Committee. John A. Young (Chairman) and Daniel S. Goldin are the current members of the Technology Committee. In fiscal 2002, the Audit and Finance Committee met 10 times, the Corporate Governance and Compensation Committee met 10 times and the Technology Committee met two times.

Audit and Finance Committee

         The Audit and Finance Committee consists of three directors, all of whom have no financial or personal ties to the company (other than director compensation and equity ownership as described in this proxy statement) and meet the New York Stock Exchange standard for independence. In addition, the Board of Directors has determined that at least one member of the Audit and Finance Committee meets the New York Stock Exchange standard of having accounting or related financial management expertise. The Audit and Finance Committee operates pursuant to a charter, which is attached as Exhibit A to this proxy statement and which can be viewed in our website on www.lucent.com/xxx. The Report of the Audit and Finance Committee is set forth on page     of this proxy statement.

Corporate Governance and Compensation Committee

        The functions of the Corporate Governance and Compensation Committee include: recommending to the Board of Directors nominees for election as directors of the company; making recommendations to the Board of Directors from time to time as to matters of corporate governance; administering management incentive compensation plans; and establishing the compensation of officers and reviewing the compensation of directors. This committee will also consider qualified candidates for director suggested by shareowners in written submissions to our corporate Secretary.

        The Board of Directors has adopted a written charter for this committee setting out the functions that this committee is to perform. A copy of the charter for this committee can be viewed in our website on www.lucent.com/xxxx.

        Under our by-laws, nominations for director may be made only by the Board of Directors or a Board of Directors committee, or by a shareowner entitled to vote who delivers notice along with the additional information and materials required by the by-laws to our corporate Secretary not less than 45 days nor more than 75 days prior to the first anniversary of the record date for the preceding year's annual meeting. For our annual meeting in the year 2004, we must receive this notice on or after October XX, 2003, and on or before November XX, 2003. You can obtain a copy of the full text of the by-law provision by writing to the corporate Secretary,

600 Mountain Avenue, Room 3C-515, Murray Hill, New Jersey 07974. A copy of our by-laws has been filed with Securities and Exchange Commission as an exhibit to our report on Form 10-Q filed February 14, 2002.

Technology Committee

        The Technology Committee regularly reviews and appraises the major technological programs being undertaken by Bell Laboratories and other research and development organizations of the company and determines whether these research and development activities prudently support our overall business objectives and strategies. The Technology Committee also reviews major trends in the marketplace for our products and services and assesses technologies vital to maintaining our technological leadership.

        The Board of Directors has adopted a written charter for this committee setting out the functions that this committee is to perform. A copy of the Technology Committee Charter can be viewed in our website on www.lucent.com/xxxx.

Compensation of Directors

        Each non-employee director receives annually a retainer of $100,000 and an option to purchase 5,000 shares of Lucent common stock. The Chairman of each of the Audit and Finance Committee, the Corporate Governance and Compensation Committee and the Technology Committee receives an additional retainer of $10,000. Non-employee directors must elect to receive between 50% and 100% of their retainer in Lucent common stock or an option to purchase Lucent common stock or a combination of stock and an option. Any remainder will be paid in cash. Any option elected will enable the non-employee director to purchase the number of shares resulting from the following formula:

Number of shares	= 3 ×	Dollar value of retainer taken as an option Fair market value of a share of common stock on date of grant

The exercise price per share under the option will be the fair market value of a share on the date of grant. Options will generally become exercisable on the six-month anniversary of the date of grant and have a 10-year term. The ability to elect to receive a portion of the retainer in stock options has been temporarily suspended due to the current low trading price of Lucent common stock. Directors may still elect to receive between 50% to 100% of their retainer in Lucent common stock.

        In October 2000, the Board of Directors appointed Mr. Thomas as senior or lead director. In that capacity, Mr. Thomas has day-to-day contact with our management, advising Mr. Schacht, Ms. Russo and others on a broad range of matters. He has taken on additional corporate governance activities for the Board of Directors. For his services as senior or lead director, Mr. Thomas receives twice the regular annual compensation received by non-employee directors.

        Under our Deferred Compensation Plan, non-employee directors may defer all or a portion of their cash and stock compensation to a deferred compensation account. Deferred Compensation Plan accounts have two components, a Lucent stock portion and a cash portion. Non-employee directors can defer receipt of cash retainers to either portion of their accounts. The stock portion of a retainer can be deferred only to the Lucent stock portion of an account. The value of the Lucent stock portion of an account fluctuates based on changes in the price of Lucent common stock. Dividend equivalents, when paid, are credited on the Lucent stock portion of accounts. The cash portion of an account earns interest, compounded quarterly, at an annual rate equal (a) to 120% of the average interest rate for 10-year U.S. Treasury notes for the previous quarter, in the case of deferrals after October 1, 1997, and (b) to the average interest rate for 10-year U.S. Treasury notes for the previous quarter plus 5%, in the case of deferrals on or before October 1, 1997. Interest rates for deferrals to the cash account may be revised by the Board of Directors.

        All distributions from the Lucent stock portion of an account will be made in Lucent common stock. In the event of a Potential Change in Control, as defined in the Deferred Compensation Plan, the Deferred Compensation Plan will be supported by a benefits protection grantor trust, the assets of which will be subject to the claims of the company's creditors.

        We also maintain a general insurance policy that provides non-employee directors with travel accident insurance when on company business. An individual who became a non-employee director before 1999 may purchase life insurance under a company program and we will pay a portion of the premium. The amount that we pay is to be returned to us at the earlier of (a) the non-employee director's death or (b) the later of age 70 or fifteen years from the policy's inception. This benefit will continue after the non-employee director's retirement from the Board of Directors.

Compensation Committee Interlocks and Insider Participation

        In fiscal 2002, all of our independent directors served on the Corporate Governance and Compensation Committee. Franklin A. Thomas was the Chairman of the committee. The other committee members were Paul A. Allaire, Robert E. Denham, Daniel S. Goldin, Carla A. Hills and John A. Young. No inside directors serve on this committee.

Employee Code of Conduct

        Since our inception in 1996, we have had a Code of Conduct. We require all employees to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the company's best interest. During 2002, all of our employees were required to certify that they reviewed and understood the Code of Conduct. In addition, all officers and senior level executives were required to certify as to any actual or potential conflicts of interest involving them and the company. We also provide training for our employees on the Code of Conduct and their legal obligations.

        Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Sarbanes-Oxley Act of 2002 will require companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We currently have such procedures in place, and we will monitor any rules adopted by the Securities and Exchange Commission to determine whether we need to modify our process.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Relationship with Independent Public Accountants

        Upon the recommendation of the Audit and Finance Committee, the Board of Directors has reappointed PricewaterhouseCoopers LLP as the independent public accounting firm to audit our financial statements for the fiscal year beginning October 1, 2002.

        In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP, as the company's independent auditors for the fiscal year beginning October 1, 2002, the Audit and Finance Committee considered whether PricewaterhouseCoopers LLP's provision of services other than audit services are compatible with maintaining independence of our outside accountants. In February 2002, we adopted a policy that prohibits use of our independent auditors for any new consulting services, such as financial system design and implementation, valuation services and actuarial services. In addition, the Audit and Finance Committee has reviewed the fees described below for non-audit services and believes such fees are compatible with the independence of PricewaterhouseCoopers LLP.

Audit Fees

        PricewaterhouseCoopers LLP has billed the company $6,993,000, in the aggregate, for professional services for the audit of our annual financial statements for fiscal 2002 and for the review of our interim financial statements which are included in our Quarterly Reports on Form 10-Q for fiscal 2002.

Financial Information Systems Design and Implementation Fees

        In addition to its audit fees, PricewaterhouseCoopers LLP has billed the company $2,908,000, in the aggregate, for professional services related to financial information systems design and implementation as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X. These fees are for services for which PricewaterhouseCoopers was retained prior to the time we adopted our policy in February 2002 prohibiting the use of our independent auditor for new consulting services.

All Other Fees

        PricewaterhouseCoopers LLP has billed the company

$18,693,000, in the aggregate, for professional services rendered for all services other than those services covered in the sections captioned "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for fiscal 2002. These other services include (i) $14,772,000 for other accounting, audit and tax services, (ii) $738,000 for contract manufacturing services, and (iii) $3,183,000 for consulting and other services.

        Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

        The Audit and Finance Committee of the Board of Directors is comprised of directors who meet the New York Stock Exchange standards for independence. The Audit and Finance Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in July 2002 and which is attached as Exhibit A to this proxy statement.

        The Audit and Finance Committee met with management periodically during the year to consider the adequacy of the company's internal controls and the objectivity of its financial reporting. The Audit and Finance Committee discussed these matters with the company's independent auditors and with appropriate company financial personnel and internal auditors. The Audit and Finance Committee also discussed with the company's senior management and independent auditors the process used for certifications by the company's chief executive officer and chief financial officer which is required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the company's filings with the Securities and Exchange Commission.

        The Audit and Finance Committee met privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit and Finance Committee.

        The Audit and Finance Committee recommended to the Board of Directors the appointment of

PricewaterhouseCoopers LLP as the independent auditors for the company after reviewing the firm's performance and independence from management.

        Management has primary responsibility for the company's financial statements and the overall reporting process, including the company's system of internal controls.

        The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles and discussed with the Audit and Finance Committee any issues they believe should be raised with the Audit and Finance Committee.

        The Audit and Finance Committee reviewed with management and PricewaterhouseCoopers LLP, the company's independent auditors, the company's audited financial statements and met separately with both management and PricewaterhouseCoopers LLP, to discuss and review those financial statements and reports prior to issuance. Management has represented, and PricewaterhouseCoopers LLP has confirmed, to the Audit and Finance Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit and Finance Committee received from and discussed with PricewaterhouseCoopers LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the company. The Audit and Finance Committee also discussed with PricewaterhouseCoopers LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accounts to the extent applicable. The Audit and Finance Committee implemented a procedure to monitor auditor independence, reviewed non-audit services performed by PricewaterhouseCoopers LLP and discussed with the auditors their independence.

         In reliance on these reviews and discussions

referred to above, the Audit and Finance Committee recommended to the Board of Directors that the company's audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

Paul A. Allaire (Chairman)
Robert E. Denham
Franklin A. Thomas

ELECTION OF DIRECTORS

        The Board of Directors is divided into three classes with terms that expire at successive annual meetings. Two directors will be elected at the annual meeting to serve for a three-year term expiring at the our annual meeting in 2006 or until their successors have been elected and qualified, or until the earliest of their death, resignation or retirement.

        We expect each nominee for election as a director at the annual meeting to be able to serve if elected. If any nominee is unable to serve if elected, proxies will be voted in favor of the remainder of those nominated.

        The Board of Directors has nominated Daniel S. Goldin and Carla A. Hills to be elected at the annual meeting as directors whose terms will expire in 2006.

        Beginning on the next page, the principal occupation and certain other information are set forth regarding the nominees and the other directors whose terms of office will continue after the annual meeting. Information about the share ownership of the nominees and other directors can be found on page XX.

        During fiscal 2002, we have had no business relationships with any of our directors.

        Vote Required and Recommendation of Board of Directors. Nominees receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker "non-votes" are not counted as votes cast for purposes of, and therefore will have no impact as to, the election of directors. The Board of Directors recommends a vote FOR the election of the above-named nominees for election as directors.

NOMINEES FOR TERMS EXPIRING IN 2006

Daniel S. Goldin, Director of Lucent since May 2002. Senior Fellow, Council on Competitiveness since November 2001. Former NASA Administrator (1992–2001). Member of the National Academy of Engineers and a Fellow of the American Institute of Aeronautics and Astronautics. Committees: Member of the Corporate Governance and Compensation Committee and member of the Technology Committee. Director: CDW Computer Centers, Inc. Age: 62.

Carla A. Hills, Director of Lucent since 1996. Chairman and Chief Executive Officer of Hills & Company (international consultants) since 1993. United States Trade Representative (1989 –1993). Director of American International Group, Inc.; ChevronTexaco Corp.; and AOL Time Warner Inc. Committees: Member of the Corporate Governance and Compensation Committee. Age: 68.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2004

Patricia F. Russo, President and Chief Executive Officer of Lucent since January 6, 2002. Chairman, Avaya Inc. (December 2000– January 2002). President and Chief Operating Officer of Eastman Kodak Company (April 2001–January 2002). Executive Vice President and Chief Executive Officer of Lucent Service Provider Networks Group (1999–2000) and Executive Vice President of Lucent, Corporate Operations (1996–1999). From 1992 until December 1996, Ms. Russo was the President of AT&T's Business Communications Systems Group prior to the spinoff of Lucent from AT&T. Director, Schering-Plough Corporation. Age: 50.

Henry B. Schacht, Director of Lucent since 1996. Chairman of Lucent since October 2000 and previously, from 1996 through 1998 and Chief Executive Officer (1996–1997; 2000–2002) of Lucent. Chairman (1977–1995) and Chief Executive Officer (1973–1994) of Cummins Engine Company, Inc. Mr. Schacht is currently on an unpaid leave of absence as managing director and senior advisor of Warburg Pincus LLC. Director of Alcoa Inc.; Johnson & Johnson; Knoll, Inc.; and The New York Times Co. Age: 68.

Franklin A. Thomas, Director of Lucent since 1996. Consultant to the TFF Study Group since 1996 (a non-profit initiative assisting development in southern Africa). Retired President of The Ford Foundation (1979 –1996). Chairman of the oversight board of the September 11 Fund. Director of Alcoa Inc.; Citigroup N.A.; Cummins Engine Company, Inc.; and PepsiCo, Inc. Committees: Chairman of the Corporate Governance and Compensation Committee and Member of the Audit and Finance Committee. Age: 68.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2005

Paul A. Allaire, Director of Lucent since 1996. Retired Chairman and Chief Executive Officer of Xerox Corporation (document processing services and products). Mr. Allaire was Chairman of Xerox from 1991–2002 and Chief Executive Officer of Xerox from May 2000–July 2001 and from 1990–1999. Director of GlaxoSmithKline plc and priceline.com Incorporated. Committees: Chairman of the Audit and Finance Committee and member of the Corporate Governance and Compensation Committee. Age: 64.

Robert E. Denham, Director of Lucent since May 2002. Partner, Munger, Tolles & Olson LLP since 1998 and from 1973–1991. Chairman and Chief Executive Officer of Salomon Inc. (1992–1997). Mr. Denham joined Salomon in late August 1991 as General Counsel of Salomon and its subsidiary, Salomon Brothers, and became Chairman and CEO of Salomon in June 1992. Mr. Denham's law practice emphasizes advising clients on strategic and financial issues. Committees: Member of the Corporate Governance and Compensation Committee and member of the Audit and Finance Committee. Director of Wesco Financial Corporation, U.S. Trust Corporation and Fomento Economico de Mexico, S.A. Age: 57.

John A. Young, Director of Lucent since 1996. Chairman of Agere Systems Inc. (March 2001—December 2001). Retired President and Chief Executive Officer of Hewlett-Packard Company (manufacturer of measurement and computation products) (1978–1992). Director of Affymetrix, Inc.; Agere Systems Inc.; ChevronTexaco Corp.; Ciphergen Biosystems, Inc.; Fluidigm Corporation; and Perlegen Sciences Inc. Committees: Chairman of the Technology Committee and member of the Corporate Governance and Compensation Committee. Age: 70.

SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information concerning the beneficial ownership of our common stock as of October 1, 2002, for: (a) each director and nominee for director of the company, (b) the persons who in fiscal 2002 were the Chief Executive Officer of the company, (c) the four other most highly compensated executive officers named in the Summary Compensation Table on page xxx, and (d) the directors and executive officers as a group. Except as otherwise noted, the named individual or family members had sole voting and investment power with respect to such securities. All share amounts and totals reflect anti-dilution adjustments made to stock options and restricted stock unit awards following the spin-off of Agere Systems Inc.

Name	Common Stock Beneficially Owned(1)(2)		Other Common Stock Equivalents(3)	Total

(a)(b)
Paul A. Allaire	221,912		0	221,912
Robert E. Denham	70,671		18,776	89,447
Daniel S. Goldin	102,000		0	102,000
Carla A. Hills	45,461		55,019	100,480
Patricia F. Russo	3,565,774	(4)	1,757,855	5,323,629
Henry B. Schacht	5,217,528		0	5,217,528
Franklin A. Thomas	93,001		52,377	145,378
John A. Young	22,764		49,759	72,523
(c)
Robert C. Holder	4,488,102		907,280	5,395,382
William T. O'Shea	6,010,670		571,309	6,581,979
Frank A. D'Amelio	1,607,207	(5)	258,338	1,865,545
Richard J. Rawson	2,937,361		56,604	2,993,965
(d)
Directors and Executive Officers as a Group (13 persons)	24,494,396		3,735,822	28,230,218

Footnotes

(1)
No individual director or officer identified above beneficially owns 1% or more of Lucent's outstanding common stock, nor do the directors and executive officers as a group. The company does not know of any person who beneficially owns more than 5% of the outstanding common stock.
(2)
Includes beneficial ownership of the following numbers of shares that may be acquired within 60 days of October 1, 2002 pursuant to stock options awarded under company stock plans:
•
Paul A. Allaire—22,764 shares
•
Robert E. Denham—5,671 shares
•
Daniel S. Goldin—62,000 shares
•
Carla A. Hills—26,139 shares
•
Patricia F. Russo—2,885,364 shares
•
Henry B. Schacht—4,213,816 shares
•
Franklin A. Thomas—91,533 shares
•
John A. Young—22,764 shares
•
Robert C. Holder—4,077,832 shares
•
William T. O'Shea—5,580,085 shares
•
Frank A. D'Amelio—1,454,446 shares
•
Richard J. Rawson—2,659,876 shares
•
Directors and Executive Officers as a Group—21,212,549 shares

(3)
Includes restricted stock units and amounts held in Lucent stock accounts under the company's Deferred Compensation Plan. The value of these accounts depends directly on the market price of shares.
(4)
Total includes 90,061 shares received from a vesting of restricted stock units on October 1, 2002.
(5)
Total includes 17,910 shares received from a vesting of restricted stock units on October 1, 2002.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of September 30, 2002 with respect to shares of Lucent common stock that may be issued under our existing equity compensation plans, including Lucent's 1996 Long-Term Incentive Program (the "1996 Plan"), Lucent's 1997 Long-Term Incentive Plan (the "1997 Plan"), the 1999 Stock Compensation Plan for Non-Employee Directors, and the 2001 Employee Stock Purchase Plan (the "ESPP").

        The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans that are no longer in effect and equity compensation plans assumed by the company in connection with mergers and acquisitions of the companies which originally granted those options. Footnotes (7) and (8) to the table set forth the total number of shares of Lucent common stock issuable upon the exercise of options under the expired plans and assumed options, respectively, as of September 30, 2002, and the weighted average exercise price of those options. No additional options may be granted under those expired and assumed plans. The table does not include information about the proposed 2003 Plan which is being submitted for shareowner approval at the annual meeting and no grants have been made under the 2003 Plan.

	A		B		C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)		Weighted Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Shareowners(2)	78,790,874	(4)	$	XX.XX	XXX,XXX,XXX	(5)(6)
Equity Compensation Plans Not Approved by Shareowners(3)	146,496,597		$	XX.XX	XXX,XXX,XXX	(6)

Total	256,251,274		$	XX.XX	XXX,XXX,XXX

(1)
On May 23, 2002, 213,174,180 shares subject to issuance under outstanding option grants were canceled by the company under the Lucent Stock Option Exchange Offer (see "Stock Option Exchange Offer" on page [      ]). On November 25, 2002, a total of [

                  ]shares were issued pursuant to the re-grant of options, of which [                ] shares were issued under equity compensation plans approved by shareowners and [                ] shares were issued under equity compensation plans not approved by shareowners.

(2)
Consists of the 1996 Plan and the ESPP.
(3)
Consists of the 1997 Plan and the Non-Employee Directors Plan, which are described below.
(4)
Excludes purchase rights accruing under the ESPP which have a shareholder approved reserve of 250,000,000 shares. Under the ESPP, each eligible employee may purchase up to 567 shares of Lucent common stock at semi-annual intervals each year at a purchase price per share equal to 85% of the lower of the fair market value of Lucent common stock on (i) the last trading day of a purchase period, or (ii) the participants' entry date.
(5)
Includes shares available for future issuance under the ESPP. As of September 30, 2002, an aggregate of [                ] shares of Lucent common stock were available for issuance under the ESPP.
(6)
If the 2003 Plan is approved by shareowners,                shares under the 1996 plan approved by shareowners will no longer be available for future issuances.
(7)
The table does not include information for equity compensation plans that have expired. The Founders Grant Stock Option Plan expired on December 31, 1996. As of September 30, 2002, a total of 22,709,022 shares of Lucent common stock were issuable upon the exercise of outstanding options under the expired plan. The 1998 Global Stock Option Plan expired on April 1, 2000. As of September 30, 2002, a total of 8,248,531 shares of Lucent common stock were issuable upon the exercise of outstanding options under the expired plan. The weighted average exercise price of those outstanding options under both of these plans is $[                ] per share. No additional options may be granted under those expired plans.
(8)
The table does not include information for equity compensation plans assumed by Lucent in connection with mergers and acquisitions of the companies which originally established those plans. As of September 30, 2002, a total of 15,424,839 shares of Lucent common stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options is $[                ] per share. No additional options may be granted under those assumed plans.

The 1997 Plan

        The 1997 Plan was adopted by the Board of Directors on December 18, 1996. The 1997 Plan has not been approved by our shareholders. The 1997 Plan provides for the granting of nonqualified stock options and stock appreciation rights.

        The 1997 Plan contains an evergreen provision pursuant to which on October 1 of each fiscal year the aggregate number of shares reserved for issuance increases by a number of shares equal to 3.5% of the shares of Lucent common stock issued and outstanding on the last day of the immediately preceding fiscal year or a lesser number determined by the Compensation Committee.

        Options and stock appreciation rights may be granted under the 1997 Plan to any employee who is actively employed by Lucent or its subsidiaries. All option grants have an exercise price per share that is no less than the fair market value per share of Lucent common stock on the grant date and may have a term of no longer than ten years from grant date. The options generally vest and become exercisable in installments over the optionee's period of service with the company. The option vests on an accelerated basis in the event of a change in control of the company.

        As of September 30, 2002, options covering 146,160,987 shares of Lucent common stock were outstanding under the 1997 Plan, [            ] shares remained available for future option grants, and options covering [            ] shares had been exercised. No stock appreciation rights have been issued under the 1997 Plan. If the 2003 Plan is approved, the 1997 Plan will be amended to limit the number of stock options and other awards that could be granted to an amount equal to the number of awards cancelled under the 1997 Plan, if any, due to expiration or forfeiture from February 19, 2003 through December 31, 2003.

        The 1997 Plan is included as Exhibit 10(iii)(B) in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002, filed with the Securities and Exchange Commission.

The Non-Employee Directors Plan

        The Non-Employee Directors Plan was adopted by the Board of Directors on February 19, 1999. The Non-Employee Directors Plan has not been approved by our shareowners. This plan seeks to encourage the highest level of director performance by providing directors with a proprietary interest in the company's performance and progress. Under the Non-Employee Directors Plan, directors who are not current or former employees of Lucent or any of its subsidiaries receive an annual retainer of $100,000 and an option to purchase 5,000 shares of Lucent common stock. The compensation of directors under the Non-Employee Directors Plan is described more fully under the section entitled "Compensation of Directors" on page [    ]. Options granted under the Non-Employee Director Plan are fully vested and non-forfeitable on the grant date and become fully exercisable on the earliest of (i) six months after the grant date, (ii) the occurrence of a change in control, and (iii) the death of the director. The maximum number of shares that can be issued under the Non-Employee Directors Plan is 1,000,000.

DIRECTORS' PROPOSAL TO APPROVE THE LUCENT TECHNOLOGIES INC. 2003 LONG-TERM INCENTIVE PROGRAM

        The 1996 Plan, which provides for awards of long-term incentive compensation to key employees of Lucent and our subsidiaries, was approved by our shareowners and will terminate by its terms on February 28, 2003. The 1997 Plan, which also provides for awards of long-term incentive compensation to key employees of Lucent and our subsidiaries, was not approved by our shareowners and will terminate by its terms on December 31, 2003. The Board of Directors believes that it is in the best interest of Lucent and its shareowners to adopt a new plan, approved by our shareowners, that will allow us to continue to provide long-term incentives to our employees and our subsidiaries' employees after expiration of the 1996 Plan. The Board of Directors also believes that, if the 2003 Plan is approved, it is in the best interest of Lucent and its shareowners for the Board of Directors to amend the 1997 Plan to limit the number of stock options and other awards that could be granted to an amount equal to the number of awards cancelled under the 1997 Plan, if any, due to expiration or forfeiture from February 19, 2003 through December 31, 2003, the plan's expiration date.

        Accordingly, on November 25, 2002 the Board of Directors adopted the Lucent Technologies Inc. 2003 Long Term Incentive Plan (the "2003 Plan"), subject to shareowner approval. The 2003 Plan will allow Lucent to continue to provide long-term incentives, under a shareowner-approved plan, to employees who are responsible for the success and growth of Lucent and to assist Lucent in attracting and retaining employees of experience and ability. In general, the 2003 Plan empowers Lucent to grant stock options and stock appreciation rights, and to make restricted stock grants, performance awards and other stock-based and cash-based grants and awards, to executive officers and other employees of Lucent and its subsidiaries. If the 2003 Plan is approved, the 1996 Plan will be terminated (except with respect to grants and awards then outstanding) and the 1997 Plan will be amended to limit the number stock options and other awards that could be granted to an amount equal to the number of awards subsequently cancelled, if any, due to their expiration or forfeiture.

        The 2003 Plan contains a number of provisions and amendments that the Board of Directors believes are consistent with the interests of shareowners and sound corporate governance practices. These include:

•
No Stock Option Repricings.    The 2003 Plan prohibits the repricing of stock options without the approval of shareowners. This provision applies to both direct repricings—lowering the exercise price of a stock option—and indirect repricings—canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.
•
Limitation on Shares Issued Other Than for Stock Options and Stock Appreciation Rights granted in relation to Stock Options.    The amount of shares that may be issued in respect to awards other than stock options and stock appreciation rights is limited under the 2003 Plan to 51 million shares (which is equivalent to 30% of the 2003 Plan reserve).
•
No annual "Evergreen" Provision.    The 2003 Plan provides for a fixed allocation of shares, thereby requiring shareowner approval of any additional allocation of shares.
•
Maximum Option Term of Seven Years.    Maximum stock option term is seven years, which provides a stronger link to performance than a typical ten year term.
•
Limitation of the use of Non-shareowner Approved Plan.    The approval of the 2003 Plan and the subsequent amendment to the 1997 Plan will limit our use of the 1997 Plan that was not approved by shareowners. The 1997 Plan will limit the number of awards that could be granted to an amount equal to the number of awards subsequently cancelled, if any, due to their expiration or forfeiture from February 19, 2003 through December 31, 2003.
•
No Discount Stock Options.    The 2003 Plan prohibits the grant of a stock option with an exercise price of less than the fair market value of Lucent common stock on the date the stock option is granted.
•
Independent Committee. The 2003 Plan will be governed by a Committee consisting of "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and meeting the current New York Stock Exchange standard of directors' independence. The company also believes that such directors would meet the new independence criteria proposed by the New York Stock Exchange, as described below.

        The number of shares of Lucent common stock subject to the 2003 Plan and other amounts of shares described in the Summary of the 2003 Plan below are before any adjustment for the reverse stock split proposed in this proxy statement. If the reverse stock split is approved by the shareowners and is effected, the number of shares subject to the 2003 Plan and other share amounts described below will be adjusted based on the reverse stock split ratio selected by the Board of Directors.

SUMMARY OF THE 2003 PLAN

         The principal features of the 2003 Plan are summarized below. The summary does not contain all information that may be important to you. The complete text of the 2003 Plan is set forth at Exhibit B to this proxy statement.

Plan Administration.    The 2003 Plan is administered by the Corporate Governance and Compensation Committee (the "Compensation Committee"), composed of non-employee directors, each of whom is a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). All of the members of the Compensation Committee meet the current New York Stock Exchange standard for director independence, and the company believes such members would meet the new independence criteria proposed by the New York Stock Exchange. None of the members of the Compensation Committee may receive any awards under the 2003 Plan. The Compensation Committee has the sole authority to, among other things:

  •
  Construe and interpret the 2003 Plan,
  •
  Make rules and regulations relating to the administration of the 2003 Plan,
  •
  Select participants and make awards, and
  •
  Establish the terms and conditions of grants and awards.

        The Compensation Committee may delegate to one or more directors, or an awards' committee consisting of one or more of our executive officers, the power to grant and administer awards under the 2003 Plan to participants who are not executive officers.

Eligibility.    Any of our employees or any of our subsidiaries' employees, including any Lucent executive officer, selected by the Compensation Committee is eligible for any type of award provided for under the 2003 Plan. The selection of participants and the nature and size of grants and awards will be wholly within the discretion of the Compensation Committee. A participant must be an employee of Lucent or a subsidiary continuously from the date a grant is made through the date of payment or settlement thereof, unless otherwise provided by the applicable award. Lucent and its subsidiaries had approximately 47,000 employees as of September 30, 2002.

Awards.    The 2003 Plan provides for the grant of incentive stock options that qualify under Section 422 of the Code and non-statutory options, stock appreciation rights, restricted stock awards, performance awards, other stock unit awards, as such terms are defined in the 2003 Plan, and other rights, interests or options relating to Lucent common stock or other cash-based awards to such persons as determined by the Compensation Committee.

Shares Subject to the 2003 Plan.    The 2003 Plan authorizes the issuance of up to 170,000,000 shares of Lucent common stock, provided that no more than 40 million shares will be available for the grant of incentive stock options, and no more than 51 million shares will be available for awards other than stock options and stock appreciation rights.

        If any shares subject to any award under the 2003 Plan are forfeited or the award otherwise terminates without the issuance of such shares, those shares will again be available for grant under the 2003 Plan. Likewise, shares that are tendered to Lucent by a participant as full or partial payment of the exercise price of any stock option granted under the 2003 Plan or in payment of any withholding tax incurred in connection with any award under the 2003 Plan shall be available for issuance under the 2003 Plan.

        The 2003 Plan also permits awards to be granted and shares to be issued through the assumption or substitution of outstanding grants from an acquired or merged company.

These substitution awards do not count toward the total share limit.

        No individual may be granted awards under the 2003 Plan with respect to more than 20 million shares in the aggregate during the term of the 2003 Plan. In addition, the maximum value of property, including cash, that may be paid or distributed to any participant pursuant to a grant of performance units and/or other stock unit awards that are valued with reference to property other than shares made in any one calendar year is $10 million.

        The shares issued under the 2003 Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

Adjustments.    In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting Lucent common stock, adjustments and other substitutions will be made to the 2003 Plan, including the maximum number of shares subject to the 2003 Plan and the other numerical limitations set forth herein. Adjustments will also be made to awards under the 2003 Plan as the Compensation Committee in its sole discretion deems equitable or appropriate.

Options; SARs.    Options to purchase shares of Lucent common stock may be granted under the 2003 Plan, either alone or in addition to other awards and for no consideration or for such consideration as the Compensation Committee may determine or as may be required by applicable law. A stock option may be granted in the form of an incentive stock option or a non-qualified stock option.

        The price at which a share may be purchased under an option will be determined by the Compensation Committee, but may not be less than the fair market value of a share on the date the option is granted. Fair market value means the average of the highest and lowest sale price of Lucent common stock reported on the New York Stock Exchange on the relevant date of determination and, with respect to any other property, the fair market value of such property determined by a method established, from time to time, by the Compensation Committee. The 2003 Plan permits the Compensation Committee to establish the term of each option, but no option will be exercisable after 7 years from the grant date of the option. Options will be exercisable at such time or times as determined by the Compensation Committee at or subsequent to grant.

        The amount of incentive stock options vesting in a particular year cannot exceed $100,000 per participant (or if greater, the maximum amount permitted under Section 422 of the Code), determined using the aggregate fair market value of the shares of Lucent common stock subject to such options on the date of grant.

        In its sole discretion, the Compensation Committee may provide, at the time of grant, that the shares to be issued upon an option's exercise will be in the form of restricted stock or other similar securities, or may reserve the right so to provide after the time of grant.

        Stock appreciation rights entitle a participant to receive upon exercise an amount equal to the number of shares subject to the award multiplied by the excess of the fair market value of a share at the time of exercise over the grant price of such share. Stock appreciation rights may be granted to participants either alone or in addition to other awards and may, but need not, relate to a specific option. Any stock appreciation rights related to an option other than an incentive stock option may be granted at the same time the option is granted or at any time thereafter before exercise or expiration of the option. Any stock appreciation rights related to an incentive stock option must be granted at the same time the option is granted.

        A stock appreciation right related to an option, or the applicable portion thereof, will terminate and no longer be exercisable upon the termination or exercise of the related option, except that any stock appreciation right granted with respect to less than the full number of shares covered by a related option will not be reduced except to the extent that the number of shares affected by the exercise or termination of the related option exceeds the number of shares not covered by the stock appreciation right. Any option related to a stock appreciation right that is exercised will cease to be exercisable to the extent the related stock appreciation right has been exercised.

Restricted Stock.    Restricted stock awards may be issued to participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the 2003 Plan. Except as otherwise determined by the

Compensation Committee, upon termination of employment for any reason during the restriction period, any portion of a restricted stock award still subject to restriction will be forfeited by the participant and reacquired by Lucent.

Performance Awards.    Performance-based awards may be issued to participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the 2003 Plan. The performance criteria to be achieved during a performance period, as defined in the 2003 Plan, and the length of such performance period will be determined by the Compensation Committee.

        With certain exceptions, performance awards will be distributed only after the end of the relevant performance period. Performance awards may be paid in cash, shares of Lucent common stock, other property or any combination thereof, in the sole discretion of the Compensation Committee at the time of payment.

Other Stock Unit Awards.    Other awards of Lucent common stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Lucent common stock or other property may be granted to participants, either alone or in addition to other awards. Other stock unit awards may be paid in shares of Lucent common stock, cash or any other form of property as the Compensation Committee may determine.

        Shares (including securities convertible into shares) granted as other stock unit awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into shares) purchased pursuant to a purchase right granted as an other stock unit award will be purchased for such consideration as the Compensation Committee may determine, which will not be less than the fair market value of such shares or other securities as of the date such purchase right is awarded.

Change in Control.    Unless otherwise determined by the Compensation Committee at the time of grant of an award, in the event of a change in control of Lucent all outstanding awards, other than performance awards, will become fully and immediately exercisable unless they are converted, assumed, or replaced by a successor. If employment termination occurs without Cause or for Good Reason (as these terms are defined in the 2003 Plan) within 24 months following such change in control, then any awards, other than performance awards, so converted, assumed, or replaced that remain unvested will become fully and immediately exercisable upon the date of termination and all deferr and restriction limitations applicable would lapse.

        With respect to performance awards, such awards which have been earned and are outstanding on the date of a change in control will be settled and distributed according to the schedule in the award agreement. Any remaining performance awards (including any applicable performance period) for which the payout level has not yet been determined will be prorated at the target payout level up to and including the date of the change in control and will be payable in full according to the schedule in the award agreement. If employment termination occurs without Cause after the change in control, any performance award remaining to be paid will be paid according to the employment termination provision of the award agreement. If employment termination occurs for Good Reason after the change in control, any performance award remaining to be paid will be paid accordingly to the payout schedule of the award agreement.

        The 2003 Plan also provides, with certain exceptions, that, if determined by the Compensation Committee at or after the time of grant, during the 60-day exercise period from and after a change in control, a participant holding an option will have the right, whether or not the option is fully exercisable and in lieu of the payment of the purchase price for the shares being purchased under the option and by giving notice to Lucent, to elect (within the exercise period) to surrender all or part of the option to Lucent and to receive cash in an amount equal to the amount by which the change in control price (as defined below) per share on the date of such election exceeds the purchase price per share under the option multiplied by the number of shares granted under the option as to which the election is made.

        A "change in control" means, with certain exceptions: (i) an acquisition of beneficial ownership of 20% or more of either (A) the outstanding common stock of Lucent or (B) the combined voting power of the outstanding voting securities of Lucent entitled to vote in the election of directors; (ii) a change in the composition of the Board of Directors during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board, together with other individuals selected by such incumbent directors, cease to constitute a majority of the Board; (iii) the approval by our shareowners of a merger, reorganization or consolidation or a disposition of all or substantially all of Lucent's assets, under certain circumstances; or (iv) the approval by our shareowners of a complete liquidation or dissolution of Lucent.

        The term "change in control price," means with certain exceptions, the higher of (i) the highest price of a share during the 60-day period prior to and including the date of a change in control or (ii) if the change in control is the result of a tender or exchange offer or a corporate transaction, the highest price per share paid in such tender or exchange offer or corporate transaction.

Effective Date, Term, Amendment and Termination.    If approved by shareowners, the 2003 Plan will become effective as of the date of such approval and will remain in effect until the earlier of (a) the date that no additional shares are available for issuance, (b) the date the 2003 Plan is terminated by the Board of Directors in accordance with its terms or (c) February 28, 2008. Termination will not affect grants and awards then outstanding under the 2003 Plan. The Board of Directors may terminate or amend the 2003 Plan at any time without shareowner approval, unless such approval is necessary to comply with the Exchange Act, the Code or other applicable law. In any event, shareowner approval will be required to, among other things, (i) increase the maximum number of shares issuable under the 2003 Plan, (ii) reprice or replace options and stock appreciation rights by reducing the exercise price, or (iii) change the employees or class of employees eligible to participate in the 2003 Plan.

Awards to "Covered Employees".    If the Compensation Committee determines at the time of grant of a restricted stock award, a performance award or other stock unit award that the participant is, or may be as of the end of the tax year in which we would claim a tax deduction in connection with such award, a "covered employee" within the meaning of Section 162(m) of the Code, then the Compensation

Committee may make the lapsing of restrictions and the payment of the award subject to Lucent having a level of net income specified by the Compensation Committee. The Compensation Committee will also have the discretion to reduce (but not increase) the final amount of any performance award or other stock unit award based on criteria such as individual and company performance, including but not limited to the attainment of specified levels of one or any combination of the following: net cash provided by operating activities, earnings per share from continuing operations, operating income, revenue growth, gross margin, operating return on sales, return on operating assets, return on equity, economic value added, stock price appreciation, total shareowner return (measured in terms of stock price appreciation and dividend growth), or cost control of Lucent or any of its affiliates or divisions.

Other Provisions.    The Compensation Committee is authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting us or our financial statements or changes in applicable laws, regulations or accounting principles. The Compensation Committee may also establish procedures providing for the deferral of the payment of any award and the delivery of shares of Lucent common stock in satisfaction of withholding tax obligations.

        Subject to the provisions of the 2003 Plan and any award agreement, the recipient of an award (including, without limitation, any deferred award) may, if so determined by the Compensation Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of shares of Lucent common stock covered by the award, and the Compensation Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of common stock or otherwise reinvested.

Federal Income Tax Consequences.

Options.    We believe that under present law, the following are the U.S. federal income tax consequences generally arising with respect to stock options. The grant of an option will create no tax consequences for a participant or Lucent. A participant will have no taxable income upon exercising an incentive stock option after the applicable incentive stock option holding periods have been satisfied (except that the alternative minimum tax may apply), and we will receive no deduction when an incentive stock option is exercised. Upon exercising an option other than an incentive stock option, a participant must recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. We will be entitled to a deduction for the same amount. The treatment to a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or by exercising an option other than an incentive stock option. Generally, there will be no tax consequence to Lucent in connection with a disposition of shares acquired under an option, except that we may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods have been satisfied.

Section 162(m) Limit.    The 2003 Plan is designed to enable Lucent to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code. Section 162(m) of the Code provides that, subject to certain exceptions, Lucent may not deduct compensation paid to any one of certain executive officers in excess of $1 million in any one year. Section 162(m) excludes performance-based compensation meeting certain requirements from the $1 million limitation on tax deductibility. If the 2003 Plan is approved by shareowners, we expect that all stock options, stock appreciation rights and performance awards paid in accordance with the 2003 Plan, and certain grants of restricted stock and other stock-based grants made under the 2003 Plan, will be deductible as performance based compensation not subject to the $1 million limitation on deductibility.

Other Information.

New Plan Benefits Table.     No benefits or amounts have been granted, awarded or received under the 2003 Plan. Because awards under the 2003 Plan are discretionary, no awards are determinable at this time. See the Summary Compensation Table on page    and the Option Grant Table on pages        for information about awards made under the 1996 Plan and the 1997 Plan during fiscal 2002 to the executive officers named in these tables.

        If the 2003 Plan is not approved by shareowners, the Board of Directors will consider other alternatives available with respect to performance based compensation.

Vote Required and Recommendation of Board of Directors.

        The affirmative vote of the majority of the common shares present in person or represented by proxy at the meeting and entitled to vote on this proposal will be required for approval of this proposal. Abstentions will be treated as being present and entitled to vote on the matter and, therefore, will have the effect of votes against the proposal. A broker "non-vote" is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved.

Your Board of Directors recommends a vote FOR approval of the Lucent Technologies Inc. 2003 Long-Term Incentive Program.

DIRECTORS' PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION OF LUCENT TO EFFECT A REVERSE STOCK SPLIT AT ONE OF FOUR RATIOS.

GENERAL

        The Board of Directors has unanimously adopted a resolution seeking shareowner approval to amend Lucent's Restated Certificate of Incorporation to effect a reverse stock split of Lucent common stock. If the reverse stock split is approved by the shareowners, the Board of Directors may subsequently effect, in its sole discretion, the reverse stock split based upon any of the following ratios: one-for-ten; one-for-twenty; one-for-thirty; or one-for-forty. Approval of this proposal by our shareowners would give the Board of Directors authority to implement the reverse stock split at any time prior to February 19, 2004. In addition, notwithstanding approval of this proposal by the shareowners, the Board of Directors may, in its sole discretion, determine not to effect, and abandon, the reverse stock split without further action by our shareowners.

BACKGROUND.

        We have been a public company and have been a listed company on the New York Stock Exchange since April 3, 1996. Since April 1, 1999, we have had approximately 3.5 billion shares of common stock outstanding. Since that time, market prices for stocks trading in the United States markets, particularly the telecommunications industry market, have generally declined. For example, for the nine months ended September 30, 2002, the S&P 500 Index and the S&P Telecommunications Equipment Index decreased 29% and 63%, respectively. In order to reduce the number of shares of Lucent common stock outstanding and thereby attempt to proportionally raise the per share price of Lucent common stock, the Board of Directors believes that it is in the best interests of our shareowners for the Board of Directors to obtain the authority to implement a reverse stock split.

        Among other requirements, the continued listing standards established by the New York Stock Exchange provide that a company can be delisted if its average closing stock price is below $1.00 over a consecutive 30-day trading period. On October 17, 2002, the average closing stock price of Lucent common stock during the consecutive 30 trading day period prior to such date was below $1.00. At that time, we received from the New York Stock Exchange notice that we fell below the continued listing requirement. We responded to this notice and informed the New York Stock Exchange of our intent to attempt to cure this condition by seeking approval from our shareowners at the annual meeting to effect a reverse stock split.

        After six months following our receipt of this notice from the New York Stock Exchange, we must attain both a $1.00 share price and a $1.00 average share price over the preceding 30 trading days. Although we have achieved an average share price above $1.00 for a consecutive 30 trading day period from October 10, 2002 through November 20, 2002, the New York Stock Exchange will determine if we have cured the price condition only at the end of the six-month period.

        Failure to achieve this price listing requirement would result in the removal of the listing of Lucent common stock from the New York Stock Exchange. This delisting would likely cause the trading volume of Lucent common stock to decline and this could result in a decline in the share price of Lucent common stock. Furthermore, this action would increase the likelihood of the removal of Lucent common stock from key financial indices which could have a further negative impact on our share price.

        The Board of Directors believes that it is in the interest of our shareowners and Lucent for it to have the authority to effect the reverse stock split in order to return our share price to a price level typical of share prices of other widely-owned public companies. The Board of Directors believes that the higher share price of Lucent common stock may meet investing guidelines for certain institutional investors and investment funds. In addition, the Board of Directors believes that our shareowners will benefit from relatively lower trading costs for a higher priced stock. The combination of lower transaction costs and increased interest from institutional investors and investment funds can ultimately improve the trading liquidity of our common stock.

        The Board of Directors believes that shareowner approval of several potential exchange ratios (rather than a single exchange ratio) provides the Board of Directors with the flexibility to achieve the desired results of the reverse stock split. If the shareowners approve this proposal, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that the reverse stock split is in the best interests of the shareowners at that time. In connection with any determination to effect a reverse stock split, the Board of Directors will set the timing for such a split and select the specific ratio from among the four ratios set forth herein. No further action on the part of shareowners will be required to either implement or abandon the reverse stock split. If the Board of Directors does not implement the reverse stock split prior to February 19, 2004, the authority granted in this proposal to implement the reverse stock split on these terms will terminate. The Board of Directors reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our shareowners. No further action by our shareowners will be required in order for the Board of Directors to abandon the reverse stock split.

Certain Risk Factors Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of Lucent common stock (the aggregate value of all Lucent common stock at the then market price) after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of Lucent common stock following the reverse stock split will either equal or exceed the current per share market price.

        There can be no assurance that the market price per new share of Lucent common stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of Lucent common stock outstanding before the reverse stock split. For example, based on the market price of Lucent common stock on October 1, 2002 of $0.76 per share, if the Board of Directors decided to implement the reverse stock split and selects a reverse stock split ratio of one-for-ten, there can be no assurance that the post-split market price of Lucent common stock would be $7.60 per share or greater.

        Accordingly, the total market capitalization of Lucent common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of Lucent common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

If the reverse stock split is effected, the resulting per-share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of Lucent common stock may not improve.

        While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of Lucent common stock may not necessarily improve.

A decline in the market price of Lucent common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of Lucent common stock could be adversely affected following such a reverse stock split.

        If the reverse stock split is effected and the market price of Lucent common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of Lucent common stock will, however, also be based on Lucent's performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the liquidity of Lucent common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Material Effects of the Proposed Reverse Stock Split

        If approved and effected, the reverse stock split will be realized simultaneously for all of Lucent common stock and the ratio will be the same for all of Lucent common stock. The reverse stock split will affect all of Lucent's shareowners uniformly and will not affect any shareowner's percentage ownership interests in Lucent, except to the extent that the reverse stock split would otherwise result in any of Lucent's shareowners owning a fractional share or option. As described below, shareowners otherwise entitled to fractional shares as a result of the reverse stock split will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of post-reverse stock split shareowners to the extent there are shareowners presently who would otherwise receive less than one share of Lucent common stock after the reverse stock split. In addition, the reverse stock split will not affect any shareowner's percentage ownership or proportionate voting power (subject to the treatment of fractional shares). However, because the number of authorized shares of Lucent common stock will not be reduced, the reverse stock split will increase the Board of Directors' ability to issue authorized and unissued shares without further shareowner action.

        The principal effect of the reverse stock split will be that:

•
the number of shares of Lucent common stock issued and outstanding will be reduced from approximately 3.5 billion shares as of October 1, 2002 to a range of approximately 70 million to 350 million shares, depending on the reverse stock split ratio determined by the Board of Directors;
•
the number of shares that may be issued upon the exercise of conversion rights by holders of securities convertible into Lucent common stock will be reduced proportionately based upon the reverse stock split ratio selected by the Board of Directors;
•
based on the reverse stock split ratio selected by the Board of Directors, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options entitling the holders to purchase shares of Lucent common stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the reverse stock split; and
•
the number of shares reserved for issuance under the 2003 Plan, if the shareowners approve the 2003 Plan, or under the 1996 Plan and 1997 Plan, if the shareowners do not approve the 2003 Plan, will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors.

        In addition, the reverse stock split will increase the number of shareowners who own odd lots (less than 100 shares). Shareowners who hold odd lots typically may experience an increase in the cost of selling their shares, and may have greater difficulty in effecting sales.

Effect on Fractional Shareowners

        You will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective date at the then prevailing prices on the open market, on behalf of those holders who would otherwise be entitled to receive a fractional share. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. After completing such sale, you will receive a cash payment from the transfer agent in an amount equal to your pro rata share of the total net proceeds of that sale. No transaction costs will be assessed on this sale, however, the proceeds will be subject to federal income tax. In addition, you will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date you receive your payment for the cashed-out shares. The payment amount will be paid to the holder in the form of a check in accordance with the procedures outlined below.

        After the reverse stock split, you will have no further interest in Lucent with respect to your cashed-out shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

        NOTE: If you do not hold sufficient Lucent shares to receive at least one share in the reverse stock split and you want to continue to hold Lucent common stock after the reverse stock split, you may do so by taking either of the following actions far enough in advance so that it is completed by the effective date:

(1)
purchase a sufficient number of shares of Lucent common stock (either on the open market or through The Bank of New York's BuyDIRECT plan) so that you hold at least an amount of shares of Lucent common stock in your account prior to the reverse stock split that would entitle you to receive at least one share of Lucent common stock on a post-reverse stock split basis; or

(2)
if applicable, consolidate your accounts so that you hold at least an amount of shares of Lucent common stock in one account prior to the reverse stock split that would entitle you to receive at least one share of Lucent common stock on a post-reverse stock split basis. Shares held in registered form (that is, shares held by you in your own name in Lucent's stock records maintained by our transfer agent) and shares held in "street name" (that is, shares held by you through a bank, broker or other nominee), for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

        You should be aware that, under the escheat laws of the various jurisdictions where you reside, where Lucent is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareowners otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect on Lucent Employees and Directors of Lucent

•
If you are a Lucent employee, the number of shares reserved for issuance under Lucent's existing stock option plans, including the 2003 Plan for which we are currently seeking approval, and the employee stock purchase plan will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors. In addition, the number of shares issuable upon the exercise of options and the exercise price for such options will be adjusted based on the reverse stock split ratio selected by the Board of Directors.
•
If you are a current or former employee or a director of Lucent, you may own Lucent restricted stock units or you may own Lucent common stock under the Lucent savings plans, which would all be adjusted based on the reverse stock split ratio selected by the Board of Directors.

Effect on Registered and Beneficial Shareowners

        Upon a reverse stock split, we intend to treat shareowners holding Lucent common stock in "street name", through a bank, broker or other nominee, in the same manner as registered shareowners whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Lucent common stock in "street name". However, such banks, brokers or other nominees may have different procedures than registered shareowners for processing the reverse stock split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Lucent's Preferred Shareowners and Trust Preferred Shareowners

        If you are a holder of Lucent's 7.75% Cumulative Convertible Trust Preferred Stock or 8% Redeemable Convertible Preferred Stock, the number of Lucent common shares each convertible security is converted into will be adjusted proportionately based on the reverse stock split ratio, determined by the Board of Directors.

Effect on Registered "Book entry" shareowner

        Our registered shareowners may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. Certain registered shareowners may also hold shares through The Bank of New York's BuyDIRECT Plan. These shareowners will not have stock certificates evidencing their ownership of Lucent common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

•
If you hold registered shares in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.
•
If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the effective date. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment. Such cash payment is subject to applicable federal income tax and state abandoned property laws. In addition, you will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date you receive your payment.

Effect on Registered Certificated Shares

•
Some of our registered shareowners hold all their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, the Bank of New York, as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate you will be issued the appropriate number of shares electronically in book-entry form under the direct registration system.
•
No new shares in book-entry form will be issued to you until you surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.
•
If you are entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under "Effect on Fractional Shareowners".

        At any time after receipt of your direct registration system statement, you may request a stock certificate representing your ownership interest.

        SHAREOWNERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Authorized Shares

        The reverse stock split would affect all issued and outstanding shares of Lucent common stock and outstanding rights to acquire Lucent common stock. Upon the effectiveness of the reverse stock split, the number of authorized shares of Lucent common stock that are not issued or outstanding would increase due to the reduction in the number of shares of Lucent common stock issued and outstanding based on the reverse stock split ratio selected by the Board of Directors. As of October 1,

2002, we had 10 billion shares of common stock authorized and 3,490,310,034 shares of common stock issued and outstanding. We will continue to have 250,000,000 authorized shares of preferred stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in the future. If we issue additional shares, the ownership interest of holders of Lucent common stock will be diluted.

Accounting Matters

        The reverse stock split will not affect the par value of Lucent common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to Lucent common stock on its balance sheet will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Lucent common stock will be restated because there will be fewer shares of Lucent's common stock outstanding.

Potential Anti-Takeover Effect

        Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of Lucent with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate Lucent's shares of common stock or obtain control of Lucent, nor is it part of a plan by management to recommend to the Board and shareowners a series of amendments to our Restated Certificate of Incorporation. Other than the reverse stock split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of Lucent.

Procedure for Effecting Reverse Stock Split

        If the shareowners approve the proposal to authorize the reverse stock split and the Board of Directors decides to implement the reverse stock split at any time prior to February 19, 2004, we will promptly file a Certificate of

Amendment with the Secretary of State of the State of Delaware to amend its existing Restated Certificate of Incorporation. The reverse stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is set forth in Exhibit C to this proxy statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split.

No Appraisal Rights

        Under the General Corporation Law of the state of Delaware, our shareowners are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide shareowners with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

        The following is a summary of certain material United States federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, brokerdealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i. e., generally, property held for investment). The tax treatment of a shareowner may vary depending upon the particular facts and circumstances of such shareowner. Each shareowner is urged to consult with such shareowner's own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a shareowner that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

        Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a shareowner upon such shareowner's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received) will be the same as the shareowner's aggregate tax basis in the pre-reverse stock split shares exchanged therefor. In general, shareowners who receive cash in exchange for their fractional share interests in the post-reverse stock split shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The shareowner's holding period for the post-reverse stock split shares will include the period during which the shareowner held the pre-reverse stock split shares surrendered in the reverse stock split.

        The receipt of cash instead of a fractional share of Lucent common stock by a United States holder of Lucent common stock will result in a taxable gain or loss to such holder for federal income tax purposes based upon the difference between the amount of cash received by such holder and the adjusted tax basis in the fractional shares as set forth above. The gain or loss will constitute a capital gain or loss and will constitute long-term capital gain or loss if the holder's holding period is greater than one year as of the effective date.

        Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREOWNER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Vote Required and Recommendation of Board of Directors

        The affirmative vote of a majority of all outstanding shares of Lucent common stock entitled to vote on this proposal will be required for approval of this proposal. As a result, abstentions and broker non-votes will have the effect of votes against the proposal. Your Board of Directors recommends a vote "FOR" the proposal to amend the Restated Certificate of Incorporation of Lucent to effect a reverse stock split at one of four ratios.

SHAREOWNER PROPOSAL

        Mrs. Evelyn Y. Davis, having an office at the Watergate Office Building, Suite 215, 2600 Virginia Avenue, N.W., Washington, D.C. 20037, owner of 1000 shares, has proposed the adoption of the following resolution and has furnished the following statement in support of her proposal:

RESOLVED: "That the stockholders of Lucent Technologies recommend that the Board of Directors take the necessary steps to instate the election of directors ANNUALLY, instead of the stagger system which was recently adopted."

REASONS:

        "The great majority of New York Stock Exchange listed corporations elect all their directors each year."

        "This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevents the self-perpetuation of the Board."

        "Last year the owners of 953,380,509 shares, representing approximately 57.5% of shares voting, voted FOR this proposal."

        "If you AGREE, please mark your proxy FOR this resolution."

COMPANY RESPONSE TO SHAREHOWNER PROPOSAL

        Mrs. Davis has presented this proposal every year since 1998 to our shareowners. Last year, the proposal received an affirmative vote of 57.5% of the shares voting. Although reflecting a majority of shares voting and an increase in the level of support from past years, it is only 27.8% of the outstanding common shares entitled to vote—significantly less than the 80% of the outstanding shares necessary to amend the specific section of the company's Restated Certificate of Incorporation to allow for the annual election of directors.

        The Board of Directors recognizes the significance of this vote and the sentiments of those shareowners voting in support of the proposal. Subsequent to the annual meeting, the Board of Directors undertook a comprehensive review of Lucent's corporate governance practices, including the structure and the function of the Board of Directors and its committees. We have concluded that the classified board continues to be in the best interests of our shareowners.

        We believe that a classified board reduces our vulnerability to certain unfriendly or unsolicited takeover tactics. Potential acquirors, if any, would find it necessary to use arm's length negotiations with management and the Board of Directors. The company, therefore, would be in a better position to seek the best possible outcome for shareowners. In addition, because at least two shareowner meetings would be required to effect a change in control of the Board, a majority of the Directors at any given time would be familiar with the company's business strategy through service as a Director.

        We also believe that the classified board structure encourages continuity and stability of leadership and policymaking, since a majority of the directors at any given time will have prior experience as directors and will be familiar with our business strategies and operations.

Vote Required and Recommendation of Board of Directors

        The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote on the shareowners proposal is required to approve the shareowner proposal, which is framed as a "recommendation" to the Board. An abstention is treated as being present and entitled to vote on the matter and, therefore, has the effect of a vote against the shareowner proposal. A broker "non-vote" is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the shareowner proposal has been approved.

        Your Board of Directors recommends a vote AGAINST the adoption of this shareowner proposal. Proxies solicited by the Board of Directors will be so voted unless shareowners specify otherwise in their proxies.

SUBMISSION OF SHAREOWNER PROPOSALS

Any shareowner who intends to present a proposal at the annual meeting in the year 2004 must deliver the proposal to the company's corporate Secretary at 600 Mountain Avenue, Murray Hill, New Jersey 07974:

•    Not later than August XX, 2003, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

•    On or after October XX, 2003, and on or before November XX, 2003, if the proposal is submitted pursuant to Lucent's by-laws, in which case we are not required to include the proposal in our proxy materials.

PERFORMANCE GRAPH

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors and executive officers to file reports of holdings and transactions in Lucent stock with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, we believe that all Section 16(a) Securities and Exchange Commission filing requirements applicable to our Directors and executive officers for fiscal 2002 were timely met. Richard J. Rawson was late reporting the vesting in April 2001 of restricted stock units. John A. Kritzmacher was late reporting the grant of stock options in August 2001.

EXECUTIVE COMPENSATION

REPORT OF THE CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        Our report covers the following topics:

•    Role of the Corporate Governance and Compensation Committee

•    Compensation Philosophy and Programs Review

•    Executive Compensation Guiding Principles

•    Components of Our Compensation Program

•    Compensation of the Chief Executive Officer

•    Stock Option Exchange Offer

Role of the Corporate Governance and Compensation Committee

        Our committee has two primary responsibilities. First, we oversee the company's corporate governance principles and practices. Second, we set the company's compensation principles that serve to guide the design of compensation plans and programs applicable to employees at all levels of the organization. In discharging our role, we periodically conduct reviews of both corporate governance and compensation practices (our work in the area of corporate governance is discussed in the company's 2002 Annual Report). We annually benchmark the ongoing competitiveness of the company's compensation programs in order to evaluate whether they are achieving the desired goals and objectives summarized in this report. We also review the performance of the senior leadership team and establish individual compensation levels for each member, having considered the advice of independent, outside consultants in determining whether the amounts and types of compensation the company pays its senior leaders are appropriate. The committee is composed entirely of independent, non-employee members of the Board. No former employees of the company serve on the committee.

Compensation Philosophy and Programs Review

        An extensive study of our compensation philosophy and programs was conducted during the fourth quarter of fiscal year 2002. With the assistance of independent advisors, we evaluated our current programs and policies against current and emerging competitive practice and against emerging legal or regulatory developments. We also had our advisors survey our employees, hold focus groups and interview several of our senior leaders to gain their feedback and input on the effectiveness of our current compensation program. Based on these inputs, we have made some modifications to our overall program, and to specific plans. Those changes will be discussed throughout the balance of our report.

Executive Compensation Guiding Principles

        The goal of our compensation program is to attract, motivate and retain the highly talented individuals Lucent needs to design and deliver innovative products, services and solutions to our customers. The following principles influence the design and administration of our compensation program:

•    COMPENSATION SHOULD BE RELATED TO PERFORMANCE

        We believe that an employee's compensation should be tied not just to how the individual employee performs, but also to how well both the employee's team and the company perform against both financial and non-financial goals and objectives, as set forth in the company's Balanced Scorecard. When the company's performance is better than the objectives set for the performance period, employees should be paid more and when the company's performance does not meet one or more of the key objectives, any incentive award payment is at the committee's discretion.

•    Incentive compensation should be a greater part of total compensation for more senior positions

        The proportion of an employee's total compensation that varies with individual, team and company performance objectives should increase as the scope and level of the individual's business responsibilities increase. For fiscal years 1997 through 2001, between 80% to over 90% of the total target pay opportunity of the Chief Executive Officer was at risk against short and long term performance goals. For fiscal year 2002, the company's Chief Executive Officer, Patricia F. Russo, will be paid under the terms of her employment agreement outlined on page [    ]. In general, the amount of total target pay at risk against short and long term performance goals for all other officers of the company ranges from 65% to 80%.

•    Incentive compensation should balance short and long-term performance

        Through the design of our compensation program, we look to balance the focus of all employees on achieving strong short-term, or annual, results in a manner that will ensure the company's long-term viability and success. Therefore, to reinforce the importance of balancing these perspectives, employees are regularly provided with both annual and long-term incentives. Participation in the long-term incentive programs increases at higher levels of responsibility as employees in these leadership roles have the greatest influence on the company's strategic direction and results over time.

•    Lucent employees should be provided with opportunities to own Lucent stock

        We provide Lucent employees at all levels with various ways to become shareowners. We have made stock option grants to broad segments of employees and have programs that are intended to increase stock ownership among employees. These programs include stock option plans under which we make discretionary stock option grants to employees worldwide, 401(k) savings plans that allow U.S. employees to invest, on a voluntary basis, in company stock, and a stock purchase plan which enables employees to purchase Lucent stock at a discount through payroll deductions. Our goal in providing these opportunities is to align the interests of each employee with the interests of our shareowners. For fiscal year 2003, we are adopting stock ownership guidelines for officers of the company, discussed in further detail on page [    ].

•    Compensation levels should be competitive

         To achieve the above goals, we review compensation survey data from several independent sources to ensure that our total compensation program is competitive. Companies selected for the survey are those with whom we compete for executive talent. We target overall (or total) executive compensation to deliver pay levels between the median and the 75th percentile of a comparison group of technology and other select large, global, public companies when we achieve a set of aggressive and challenging goals and objectives designed to increase shareowner value. This comparison group is used because the company's competitors for executive talent are not necessarily the same companies that are included in the indexes used to compare shareowner returns (see Performance Graph, page [    ]) due to the fact that the company generally requires skills from a more varied set of backgrounds.

•    We seek to maximize the tax deductibility of compensation as appropriate

        It is also our goal to have most of the compensation paid to the company's chief executive officer and four other most highly compensated executive officers qualify as performance based and deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code. We have structured most of our compensation plans so that amounts paid under those plans will be fully deductible. However, some of the compensation that we pay cannot be deducted. The compensation paid to those officers that cannot be deducted includes salary, the value of perquisites and restricted stock unit awards, to the extent that the value of these compensation components exceeds $1 million. Based on the complexity of our business, and the rapidly changing nature of our industry, as well as the continued competitive market for outstanding leadership talent, we believe it is appropriate to provide that compensation, even though it is not fully tax-deductible.

Components of Our Compensation Program

        The four primary components of our compensation program are: Base Salary, Annual Incentives, Long Term Incentives, and Special Grants.

•    Base Salary

        We set base salaries for all officers at levels that are competitive with similar positions at other comparable companies. While we conduct surveys annually, we usually adjust salaries for those at a senior level either when our surveys show a significant deviation versus market or to recognize outstanding individual performance. This is in line with our philosophy that compensation above competitive levels should come primarily from the variable portion of the compensation package, especially for our senior leaders.

•    Annual Incentives

        We designed the annual bonus component of incentive

compensation to align officer pay with the annual (short-term) performance of the company. In 2002, the measures for annual incentives were based on corporate earnings per share and cash flow objectives. If those objectives are met, the payment of actual awards is tied to the individual's performance, as well as that of the team for which the officer is responsible. The committee determines the assessment of individual and team performance at the end of the year. When we evaluate individual performance, we consider each leader's performance against the Balanced Scorecard performance metrics in the categories of financial, customer and people. In addition, we assess each leader in terms of their leadership and managerial ability, business knowledge, execution of Lucent's restructuring plan and overall business strategy, and adherence to our values.

        The company did not reach the corporate earnings per share and cash flow objectives necessary to generate annual incentive funding for officers. Given the significant accomplishments of many dedicated employees that have helped Lucent achieve its restructuring plan and position it for future success, we have nevertheless authorized a funding pool for annual incentive awards. This represents approximately one third of the funding that would have been available had our corporate performance goals been met. We believe it is critical to the future success of this business that we recognize employees' accomplishments and efforts on behalf of our shareowners. Lucent officers were not eligible to receive awards from this discretionary funding.

•    Long Term Incentives

        In recent years, we have chosen to use stock options as the primary form of long-term incentives. We generally make grants of stock options to officers once a year. These annual grants have an exercise price equal to the fair market value of a share on the day we grant the options. Historically, these option grants generally vest within three years and expire five years from the date of the grant. Target grant guidelines are developed based on our market compensation benchmarking. Actual grants awarded to individuals are adjusted based on each officer's individual performance, retention considerations and other special circumstances.

        Effective for fiscal year 2003, several changes are

being implemented to our long-term incentive program as a result of the compensation philosophy and programs review discussed earlier in this report.

        In addition to stock option grants, a new long-term incentive plan is being introduced for those in leadership positions (approximately 1,000 employees). Under this new plan, participants are eligible to receive a cash payment for the annual achievement of performance objectives over a three-year period. This new long-term plan is designed to focus the leadership team on driving for continuous operational improvements that are critical to the future sustained success of the business.

        With respect to stock option grants, several changes are being implemented effective with grants awarded for fiscal year 2003, as well as those awarded thereafter under the 2003 Plan, if it is approved by shareowners. A detailed overview of the 2003 Plan is provided on pages [      ] in this proxy statement. The changes we have made include various provisions that will serve to ensure both the motivational and retention value of equity grants is maintained. Key changes include extension of the standard vesting period of an option grant from three years to four and the standard option term from five years to seven, and revisions to grant guidelines that made participation and grant size more closely aligned with performance.

        We have reviewed issues relating to the potential expensing of stock option grants and have determined that this would not be in our shareholders' interests at this time. We are currently in compliance with Financial Accounting Standards Board guidelines and will adjust our practices as these guidelines evolve.

•    Stock Ownership Guidelines

        Effective with the stock option grants to be awarded in fiscal 2003, officers will be required to retain for one year 100% of the net gain on all stock option exercises beginning with grants made in December 2002.

•    Special Grants

        We believe that one of our primary responsibilities is to ensure the company is able to attract, motivate and retain the leadership talent needed. To accomplish this objective, from time to time we award special equity grants or cash retention payments. Depending on the circumstances, a special equity grant may take the form of a stock option, restricted stock units or a combination of the two. Special equity grants may have different vesting periods than annual awards. During the 2002 fiscal year, in order to retain key members of management and to further align the interests of management with the shareholders, we awarded special one-time equity grants of stock options and restricted stock units. All or a portion of the cash retention awards made to officers in the 2001 fiscal year were paid during the 2002 fiscal year. No new cash retention awards were granted to any officer during the 2002 fiscal year.

Compensation of the Chief Executive Officer

        Ms. Russo was appointed the Chief Executive Officer of Lucent on January 6, 2002. Under the terms of her employment agreement, Ms. Russo is paid a set annual base salary of $1,200,000 for the first two years in which she serves as Chief Executive Officer, with annual reviews thereafter, and increases at the committee's discretion. She is also eligible for annual incentive awards at a target equal to 150% of her base salary if the performance goals established for the relevant year are met. For the 2002 fiscal year, Ms. Russo was paid a guaranteed bonus of $1,800,000 in accordance with the terms of her employment agreement. In part, this payment was awarded in recognition of the compensation opportunity Ms. Russo forfeited upon leaving her prior employer, and was provided in lieu of other compensation such as a cash sign-on bonus or additional equity grants. She does not have a guaranteed annual award for the 2003 fiscal year. In addition, Ms. Russo is eligible for awards under the company's long-term incentive programs at the committee's discretion. Ms. Russo was provided with relocation benefits that included moving expenses and a provision that required the company to purchase Ms. Russo's home in Rochester, New York. However, Ms. Russo found a buyer for her home and did not exercise her right to require the company to purchase the home.

        Ms. Russo was also provided a hiring inducement that included 1,515,000 stock options and 500,000 restricted stock units. In addition to this hiring inducement, to keep Ms. Russo whole with respect to compensation she forfeited in leaving her prior employer, in 2002 the company granted

Ms. Russo a one-time award of 1,220,000 stock options and 550,000 restricted stock units. Ms. Russo also received equity grants for the 2002 fiscal year under the company's annual award program of 2,000,000 stock options and 500,000 restricted stock units. The options and restricted stock units noted above that were granted to Ms. Russo subsequently have been adjusted to reflect the spin-off of Agere Systems. On the grant date, the restricted stock units granted to Ms. Russo upon her appointment as Chief Executive Officer had an aggregate value of $11,005,000 (on such date the price of Lucent common stock was $7.10 on a pre-Agere Systems spin basis and $6.2605 on a post-Agere System spin basis). On September 30, 2002, the aggregate value of such restricted stock units was $1,335,970 (on such date the price of Lucent common stock on a post-Agere Systems spin basis was $0.76). The stock options granted to Ms. Russo upon her hiring have an exercise price of $6.2605 and the price of Lucent common stock on September 30, 2002 was $0.76.

Stock Option Exchange Offer

        As market conditions have declined and the outlook for recovery within the telecommunications industry has been prolonged, it has become critical for the company to recognize the contributions employees have made thus far to improving the operating performance of the business, as noted earlier in our report. The strength of our business is built on long and deep relationships with our customers and knowledge of their networks. Therefore, to continue to meet our customers' needs, it is essential for the company to retain talent and to keep employees engaged and motivated during this challenging time. To address these needs, the committee approved a stock option exchange program.

        The Stock Option Exchange Offer was a voluntary program that allowed eligible employees to exchange some or all of their eligible current underwater stock options, that had generally been granted in February 2001 or earlier, for the opportunity to receive an option for a smaller number of shares at a current market price. Eligible employees were required to declare their election to participate in the program before May 23, 2002, at which time the options they elected to exchange were cancelled. In order for the company to avoid adverse accounting treatment, the new grant was awarded on November 25, 2002, six months and one day following the day the exchanged options were cancelled.

        Even though many of the options employees elected to exchange were partially or fully vested, the new option grant was unvested and will not be fully vested until two and one-half years after the date of grant. Through the exchange ratios and grant terms, the program was designed to minimize shareholder dilution and reduced the number of stock options outstanding by approximately 90 million shares.

        Members of the Board of Directors and the company's named executive officers shown on the Summary Compensation Table on page [    ] were not eligible to participate in this option exchange.

        We believe the actions we have taken over the past fiscal year have aligned with our objectives and were appropriate to attract, retain and motivate the talent we need to execute our restructuring plan and restore value to our shareowners.

Franklin A. Thomas (Chairman)
Paul A. Allaire
Robert E. Denham
Daniel S. Goldin
Carla A. Hills
John A. Young

Summary Compensation Table

		Annual Compensation(2)			Long Term Compensation(2)
					Awards		Payouts
Name and Principal Position(1)	Year	Salary (2)($)	Bonus (3)($)	Other Annual Compen- sation (4)($)	Restricted Stock Award(s) (5)($)	Securities Underlying Options (6)(#)	LTIP Payouts ($)	All Other Compen- sation (7)($)
Patricia F. Russo President and Chief Executive Officer	2002	887,692	1,800,000 —	528,607	11,005,000	5,369,963	—	54,596
Henry B. Schacht Chairman of the Board	2002 2001	1,100,000 1,008,333	— —	92,448 120,861	— —	— 3,751,631	— —	79,366 79,047
Robert C. Holder Chief Operating Officer	2002 2001 2000	900,000 708,333 483,333	— — —	17,143 75,928 33,147	6,045,500 3,375,000 —	907,280 3,013,532 644,672	— — —	4,515,021 15,687 36,286
William T. O'Shea Executive Vice President, Corporate Strategy and Business Development	2002 2001 2000	700,000 541,667 491,667	— — —	73,585 89,158 87,228	3,680,000 2,700,000 —	567,050 2,800,227 468,394	— — —	3,089,058 8,278 30,661
Frank A. D'Amelio Executive Vice President and Chief Financial Officer	2002 2001	550,000 478,750	— —	92,354 54,811	— 3,220,000	— 2,052,879	— —	1,510,846 6,495
Richard J. Rawson Senior Vice President, General Counsel and Secretary	2002 2001 2000	525,000 472,917 394,167	— — —	40,654 49,826 47,826	— 1,350,000 —	— 1,509,947 201,460	— — —	2,318,131 8,749 29,835
(1)
Includes those who in fiscal 2002 were the Chief Executive Officer or one of the four other most highly compensated executive officers as measured by salary and bonus. The positions shown are the principal positions held in fiscal 2002. Mr. Schacht was succeeded by Ms. Russo as Chief Executive Officer on January 6, 2002. Mr. Schacht remains Chairman of the Board.

Explanatory footnotes continue on page 60

Footnotes

(2)
Ms. Russo's salary is $1,200,000 annually and it became effective upon her appointment as President and Chief Executive Officer on January 6, 2002. The 2002 salaries of Messrs. Holder, O'Shea, D'Amelio, and Rawson reflect increases that were awarded in the latter half of 2001 to recognize their expanded roles and levels of responsibility. Mr. Holder became the chief operating officer for the company, with overall responsibility for product development, market and sales in both of Lucent's business segments as well as all services, supply chain and information system activities; he has also had the lead role in implementing the restructuring activities of the company over the past two years. Mr. O'Shea became the president of Bell Laboratories and Lucent's chief technology officer in addition to his existing role as executive vice president responsible for all strategy and business development activities; he is also responsible for Lucent's intellectual property licensing business. Mr. D'Amelio became executive vice president and chief financial officer, and added responsibilities for real estate and all business services provided within the company; he has also shared with Mr. Holder primary responsibility for the company's restructuring work. Mr. Rawson added to his existing role as general counsel and corporate secretary and now has responsibility for human resources; law and government affairs; environmental, health and safety; corporate governance and compliance; and philanthropy.
(3)
Ms. Russo received a guaranteed bonus per the terms of her hiring agreement.
(4)
Includes (a) payments of above-market interest on deferred compensation, (b) tax reimbursement payments and (c) certain fringe benefits. In 2002, Ms. Russo received legal services valued at $142,353 per the terms of the hiring agreement and tax reimbursements for certain fringe benefits in the amount of $174,236. In 2002, Mr. Schacht used chauffeur services valued at $26,425 and tax reimbursement for certain fringe benefits in the amount of $27,978. In 2001, Mr. Schacht used chauffeur services valued at $35,141, received financial counseling services valued at $26,351 and tax reimbursement for certain fringe benefits in the amount of $57,325. In 2002, Mr. D'Amelio received telecommunications and related equipment valued at $20,392 and financial counseling services valued at $20,000 and tax reimbursement for certain fringe benefits in the amount of $26,259.
(5)
Dividend equivalents have been paid in cash by Lucent for restricted stock units granted prior to fiscal 2000. Dividend equivalent payments were subsequently eliminated with the last payment made in the quarter ending March 31, 2001. Based on the closing price of Lucent stock on the New York Stock Exchange on September 30, 2002, the aggregate number of shares and value of all restricted stock units on such date were 1,897,377 shares valued at $1,442,007 for Ms. Russo; 907,280 shares valued at $689,533 for Mr. Holder; 567,050 shares valued at $430,958 for Mr. O'Shea; and 286,210 shares valued at $217,520 for Mr. D'Amelio. Mr. Schacht and Mr. Rawson do not have any restricted stock units.
(6)
The number of shares underlying option grants have been adjusted to reflect the spin-off of Agere Systems. The adjustment ratio of 1.1341 has been multiplied by the number of shares underlying the option grant.
(7)
The amounts shown for fiscal 2002 include cash retention payments that were made in fiscal 2001 to retain senior leadership talent ($4,500,000 for Mr. Holder, $3,080,000 for Mr. O'Shea, and $2,310,000 for Mr. Rawson). Mr. D'Amelio was granted a cash retention payment of $3,000,000 payable in two parts: 50% in February 2002 and 50% in December 2002. This table reflects the payment made in fiscal 2002. These cash retention payments are discussed more fully under "Transition Arrangements" on page 66. The amounts shown for fiscal 2002 also include (a) company contributions to the savings plans ($2,600 for Ms. Russo, $2,500 for Mr. Holder, $2,500 for Mr. O'Shea, $2,500 for Mr. D'Amelio, and $2,500 for Mr. Rawson), and (b) the dollar value of the benefit of premiums paid for split-dollar life insurance policies projected on an actuarial basis ($12,521 for Mr. Holder, $6,558 for Mr. O'Shea, $8,346 for Mr. D'Amelio and $5,631 for Mr. Rawson, $319 for Mr. Schacht and $11,996 for Ms. Russo), and life insurance premiums paid by the company on behalf of Mr. Schacht in the amount of $79,047.

Option Grants in Last Fiscal Year

	Number of Shares Underlying Options Granted (#)(2)	% of Total Options Granted to Employees in Fiscal Year
Grant Date Present Value ($)
				Exercise Price ($/Sh)(2)	Expiration Date
Name
Individual Grants(1)

Patricia F. Russo	2,268,200 1,383,602 1,718,161	0.XX 0.XX 0.XX	% % %	6.2605 6.2605 6.2605	1/05/2007 1/05/2012 1/05/2012	X,XXX,XXX X,XXX,XXX X,XXX,XXX	(3) (4) (4)
Henry B. Schacht	—	—		—	—	—
Robert C. Holder	340,230 567,050	0.XX 0.XX	% %	6.9526 6.4897	11/26/2006 12/02/2006	X,XXX,XXX X,XXX,XXX	(5) (6)
William T. O'Shea	567,050	0.XX	%	6.4897	12/02/2006	X,XXX,XXX	(6)
Frank A. D'Amelio	—	—		—	—	—
Richard J. Rawson	—	—		—	—	—

Footnotes

(1)
In accordance with Securities and Exchange Commission rules, we have used the Black-Scholes option pricing model to estimate the grant date present value of the options set forth in this table. Our use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual changes in the market price of Lucent's common stock during the applicable period.
(2)
The number of shares underlying the options granted and the exercise price have been adjusted for the spin-off of Agere Systems. The adjustment ratio is 1.1341 (the number of shares underlying the options granted was multiplied by the adjustment ratio and the exercise price was divided by the adjustment ratio).
(3)
This option vests 3 years from the grant date. We made the following assumptions when calculating the grant date present value: the option will be exercised after X years, volatility of XX%, annual dividend yield of X% and an interest rate of X%.
(4)
This option vests 5 years from the grant date. We made the following assumptions when calculating the grant date present value: the option will be exercised after X years, volatility of XX%, annual dividend yield of X% and an interest rate of X%.
(5)
This option vests 3 years from the grant date. We made the following assumptions when calculating the grant date present value: the option will be exercised after X years, volatility of XX%, annual dividend yield of X% and an interest rate of X%.
(6)
This option vests 2 years from the grant date. We made the following assumptions when calculating the grant date present value: the option will be exercised after X years, volatility of XX%, annual dividend yield of X% and an interest rate of X%.

Aggregate Option Exercises in Last Fiscal Year
and Fiscal Year-End Values

			Number of Securities Underlying Unexercised Options at Fiscal Year End(1)
					Value of In-the-Money Options at Fiscal Year End ($)
Name	Acquired on Exercise (#)	Value Realized ($)
			Exercisable/Unexercisable		Exercisable/Unexercisable
Patricia F. Russo			2,599,421	/
			6,579,478
Henry B. Schacht	—	—	4,268,575	/(2)	—
			750,000
Robert C. Holder	—	—	4,058,930	/	—
			812,771
William T. O'Shea	—	—	5,580,085	/	—
			567,050
Frank A. D'Amelio	—	—	1,285,621	/	—
			1,461,252
Richard J. Rawson	—	—	2,659,876	/	—
			0
(1)
The number of shares underlying the options exercisable/unexercisable has been adjusted for the spin-off of Agere Systems.
(2)
Includes an option covering 77,681 shares that Mr. Schacht transferred to a family member.

Pension Plans

        We have a noncontributory pension plan, the Lucent Retirement Income Plan, which covers most management employees, including its executive officers. Two programs are available under this plan: the Service Based Program and the Account Balance Program.

        The Service Based Program generally covers most management employees hired prior to January 1, 1999. Pensions provided under this program are computed on an adjusted career average pay basis. A participant's adjusted career average pay is equal to 1.4% of the sum of the individual's (a) average annual pay for the five years ending December 31, 1998 (excluding the annual bonus award paid in December 1997) times the number of years of service prior to January 1, 1999, (b) pay subsequent to December 31, 1998, and (c) annual bonus award paid in December 1997. Average annual pay used in the Service Based Program includes base salary and annual bonus awards.

        The Account Balance Program generally covers management employees hired on or after January 1, 1999, including Mr. Schacht. Under this program, the company establishes an account for each participating employee and makes annual contributions to that account based on the employee's age, salary and bonus, in accordance with the following schedule:

Age	Contributions as a percent of salary and bonus
less than 30	3.00%
30 - less than 35	3.75%
35 - less than 40	4.50%
40 - less than 45	5.50%
45 - less than 50	6.75%
50 - less than 55	8.25%
55+	10.00%

In addition, interest is credited on the last day of the year.

        Federal laws place limitations on compensation amounts that may be included under the pension plan. In 2002, up to $200,000 in eligible base salary and annual bonus could be included in the calculation under this plan. Pension benefits applicable to compensation amounts which are within federal limitations are funded by a pension trust that is separate from the general assets of the company. Pension benefits applicable to compensation which exceeds federal limitations are paid under the company's supplemental pension plan, which is described later in this section, and is funded from the company's general assets.

        The normal retirement age under this plan is 65; however, employees who are at least age 50 with at least 15 years of service can retire with reduced benefits under the Service Based Program. If an employee's age (which must be at least 50) plus service, when added together, is equal to or greater than 75 years the employee may retire with unreduced pension benefits. A reduction in pension benefits equal to 3% is made for each year age plus service is less than 75. Once vested, normally after five years of service, an employee participating in the Account Balance Program is entitled to the amounts in his or her account when he or she leaves the company.

        Compensation and benefit amounts which exceed the applicable federal limitations are paid under the company's supplemental pension plan, the Lucent Supplemental Pension Plan. This plan is a noncontributory plan and has the same two programs and uses the same adjusted career average pay formula and eligibility rules as the Lucent Retirement Income Plan. The company pays all benefits under this plan from its general assets.

        The supplemental pension plan also provides executive officers with minimum pensions. Eligible retired executive officers and surviving spouses may receive an annual minimum pension equal to 15% of the sum of final base salary plus annual bonus awards. This minimum pension will be offset by pensions under the management and supplemental pension plans. We have eliminated this 15% minimum benefit for new officers.

        The estimated total annual pension payable to Ms. Russo, Messrs. Holder, O'Shea, D'Amelio and Rawson if they continue in their current positions and retire at age 65, is $1,167,962; $674,754; $690,236; $766,753 and $543,884, respectively. These amounts assume these individuals select a straight life annuity, which provides no ongoing pension benefit to a surviving spouse following the death of the retired employee. Other optional forms of payment may be selected which do provide continuing survivor benefits, and which subject the pension amount to a corresponding actuarial reduction. Ms. Russo is also eligible for a special pension arrangement under the terms of her employment agreement. This is detailed below in the section entitled "Executive Agreements and Other Relationships."

        Certain of our non-qualified executive benefit plans will be supported by a benefits protection grantor trust, the assets of which are subject to the claims of the company's creditors. In the event of a Change in Control or Potential Change in Control of the company (as such terms are defined in the applicable plans), certain additional funds might be required to be contributed to such trust to support benefits under such plans.

Executive Agreements and Other Relationships

        Ms. Russo. In January, we appointed Patricia F. Russo as President and Chief Executive Officer. Ms. Russo succeeds Mr. Schacht, who now serves as Chairman. Ms. Russo returned to Lucent from the Eastman Kodak Company, bringing a deep knowledge of our industry and our customers coupled with the ability to lead a large organization through change. When Ms. Russo rejoined Lucent, we entered into an agreement that set out our understanding with her on a number of subjects.

        The agreement provides that we will pay Ms. Russo a salary that will be no less than $1,200,000 per year and a target bonus equal to 150% of her base salary. For 2002, we agreed to pay Ms. Russo a bonus of at least $1,800,000 to, in part, address the compensation opportunity Ms. Russo forfeited upon leaving her prior employer and in lieu of other compensation such as a cash sign-on bonus or additional equity grants.

        In order to encourage Ms. Russo to leave her current employer and join Lucent, we provided Ms. Russo with a hiring inducement that included:

  •
  Stock options covering 1,515,000 shares that vest over five years and expire in ten years.
  •
  500,000 restricted stock units that vest over five years.
  •
  Relocation benefits that included moving expenses.

        In order to make Ms. Russo whole for compensation that she would forfeit when she left Eastman Kodak (in addition to that noted above), we provided Ms. Russo with an award that included:

  •
  Stock options covering 1,220,000 shares that vest over five years and expire in ten years.
  •
  550,000 restricted stock units that vest over five years.

        Upon hire, we also provided Ms. Russo with awards from our long term incentive program that included:

  •
  Stock options covering 2,000,000 shares that vest over three years and expire in five years.
  •
  500,000 restricted stock units that vest over four years.

        The stock options and restricted stock units noted above that were granted to Ms. Russo have subsequently been adjusted to reflect the spin-off of Agere Systems.

        The agreement provides a minimum annual pension of $740,000, provided Ms. Russo remains employed with Lucent for five years. The difference, if any, between this amount and the pension amount Ms. Russo receives under the terms of the company's standard pension plan is considered the "Incremental Pension." If, at the time of Ms. Russo's retirement, her annual pension benefit under Lucent's standard pension plan exceeds $740,000, no Incremental Pension payments will be made.

        The agreement also provides Ms. Russo with severance benefits that would be payable to Ms. Russo in the event Lucent terminates her employment for any reason other than for cause or if she chooses to leave the company with Good Reason. "Good Reason" means there has been a material diminution in her salary, target bonus or job responsibilities, a change in reporting structure so that

Ms. Russo no longer reports to the Board of Directors, the Board's removal of Ms. Russo as President and Chief Executive Officer, or a failure by the company to have a successor to all or substantially all its assets and liabilities assume the company's obligations. If any of these events occur, Ms. Russo will be entitled to the following, regardless of when the event occurs:

  •
  the make-whole awards will vest and in the case of the options, to the extent not previously exercised, will remain exercisable until the end of their originally scheduled terms;
  •
  the hiring inducement awards will vest on a pro rated basis based on the actual length of employment and in the case of the options, will remain exercisable until the end of their originally scheduled terms;
  •
  eligibility for benefits under the Officer Severance Policy; and
  •
  the applicable portion of the Incremental Pension.

        In order to receive any of these severance benefits, Ms. Russo would have to sign a release and an agreement not to sue the company.

Transition Arrangements

        We recognized at the beginning of fiscal 2001 that it would take significant commitment, dedication, and effort to work through this difficult time for Lucent with focus and speed. We knew that it was important to have the right leadership with the knowledge and capabilities required to execute our turnaround with a sense of urgency. To ensure that highly qualified key members of management would stay to see this work through despite considerable personal uncertainty, we developed (1) severance protection arrangements and (2) retention payments for selected officers.

        As to severance protection, generally those executive officers who are eligible for the severance coverage are provided two years of base salary and target bonus if their employment is terminated by the company for reasons other than cause. During this two-year period, they will also continue to receive benefit coverage and equity vesting. Such coverage has been provided to Ms. Russo and to Messrs. Holder, O'Shea, D'Amelio and Rawson, among others.

        In addition, as disclosed in the company's proxy statement for the prior year, in fiscal 2001 we chose to provide enhanced severance coverage for those officers most likely to be directly impacted by a change in leadership at the CEO level. To ensure that Messrs. Holder, O'Shea and Rawson would stay with Lucent during the critical period of fiscal 2001 rather than retire or seek jobs elsewhere despite the personal uncertainty created by a prospective change in CEO leadership, we provided them the deferred right to terminate their employment and receive severance payments within six months of the appointment of a new CEO, upon a change in their reporting relationship to Mr. Schacht, or on or after April 22, 2002 (the eighteen month anniversary of Mr. Schacht's appointment) for any reason.

        In addition to severance protection, special retention award arrangements were put in place in fiscal 2001 as disclosed in the company's proxy statement for the prior year to ensure continuity of leadership into fiscal 2002 and beyond as the company continues its critical restructuring work. Selected officers, including Mr. D'Amelio, received a cash retention payment to be paid in two parts: 50% in February 2002 and 50% in December 2002, assuming continued employment with the company or involuntary termination without cause. In Mr. D'Amelio's case, a payment of $1,500,000 was made on February 1, 2002, and the remaining $1,500,000 was paid on December 1, 2002.

        In addition to enhanced severance protection, special retention arrangements were also developed to ensure the continued employment of Messrs. Holder, O'Shea, and Rawson to and beyond April 22, 2002. Under these arrangements each would be eligible to receive a cash retention payment equal to two times his base salary and annual target bonus at the time of payment. This payment was to be made April 22, 2002 or upon commencement of employment of a new CEO, whichever came first. This enhanced retention arrangement ensured that the incentives for senior management to remain in leadership positions within the company were greater than the benefits they could have received under a self-initiated severance agreement.

        Upon the appointment of Ms. Russo as CEO on January 6, 2002, Mr. Holder received a retention payment of $4,500,000, Mr. O'Shea received a retention payment of $3,080,000 and Mr. Rawson received a retention payment of $2,310,000. They also received full vesting of their current outstanding stock options and restricted stock units. Messrs. Holder, O'Shea and Rawson are also entitled to ongoing severance coverage comparable to that of other officers. In order to provide a strong incentive for continuity beyond April 2002, in November 2001, we granted Mr. Holder an equity grant of 300,000 stock options and 300,000 restricted stock units, and, in December 2001, we granted to each of Mr. Holder and Mr. O'Shea additional equity grants of 500,000 stock options and 500,000 restricted stock units. These grants were not subject to the accelerated vesting provisions described above. The options and restricted stock units noted above have subsequently been adjusted to reflect the spin-off of Agere Systems.

OTHER MATTERS

        Whether or not you plan to attend the meeting, please vote your shares over the Internet or by telephone or mark, sign, date and promptly return the proxy card sent to you in the envelope provided. No postage is required for mailing in the United States.

        You can obtain a transcript of the meeting by writing to Shareowner Meeting Transcript Requests, 600 Mountain Avenue, Room 3C-515, Murray Hill, New Jersey 07974.

Patricia F. Russo President and Chief Executive Officer	Henry B. Schacht Chairman of the Board

December 23, 2002

EXHIBIT A

LUCENT TECHNOLOGIES INC.

CHARTER OF THE AUDIT AND FINANCE COMMITTEE
OF THE BOARD OF DIRECTORS

Purpose

        1.1  The Audit and Finance Committee is appointed by the Board of Directors of the Company to assist the Board in fulfilling its oversight responsibilities.

        1.2  The Committee's primary audit committee duties and responsibilities are to assist the Board with respect to:

  •
  The adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial reports to the public.

  •
  The independence and performance of the Company's internal auditors and external independent auditor ("Independent Auditor").

  •
  The Company's compliance with legal and regulatory requirements.

        1.3  The Committee shall have the authority, in its discretion, to conduct investigations and retain, at the Company's expense, special legal, accounting or other consultants or experts to advise the Committee.

Membership

        2.1  The Committee shall be comprised of not less than three members of the Board.

        2.2  All members of the Committee shall meet the independence requirements of the New York Stock Exchange as interpreted by the Board in its business judgment.

        2.3  Each Committee member shall be financially literate as such qualification is interpreted by the Board in its business judgment, or shall become financially literate within a reasonable period of time after appointment to the Committee.

        2.4  At least one member of the Committee shall have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

Committee Meetings

        3.1  The Committee shall hold meetings at least quarterly each fiscal year, and at any additional time as either the Board or Committee deems necessary.

        3.2  The Committee may request that members of management and/or the Company's Independent Auditor be present as needed.

        3.3  Quarterly, the Committee shall meet, in separate private sessions, with each of (i) the Company's chief financial officer, (ii) the Company's senior internal auditing executive, and (iii) the Independent Auditor.

        3.4  Minutes of each meeting will be kept and distributed to the entire Board.

        3.5  The presence of a majority of Committee members at any meeting shall constitute a quorum.

General Principles as to Independent Auditor

        4.1  The Committee adopts the following principles with respect to the Company's Independent Auditor:

          a.    The Committee shall recommend to the Board the appointment of the Independent Auditor which is ultimately accountable to the Board and the Committee.

          b.    The Committee shall evaluate the performance of the Independent Auditor and, if so determined by the Committee, recommend that the Board replace the Independent Auditor. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's Independent Auditor. The evaluation shall include the quality control procedures and the experience and qualifications of senior members of the Independent Auditor.

          c.    The Committee shall review and approve the scope of the audit and the audit fees to be paid to the Independent Auditor, as well as any significant variations to the original scope and the associated fees.

          d.    If the Company's Independent Auditor identifies a significant problem which is not being adequately addressed by management, it should be communicated immediately to the Committee by the Independent Auditor.

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        4.2  The Committee shall undertake the following with respect to the Independent Auditor's independence:

          a.    Ensure that the Independent Auditor submits annually, a formal written statement including the written disclosures required by Independence Standards Board Standard No. 1 delineating all relationships between the Independent Auditor and the Company, including whether any of the company's senior finance personnel were recently employed by the Independent Auditor.

          b.    Actively engage in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor.

          c.    Recommend, if determined by the Committee to be called for, that the Board take appropriate action in response to the Independent Auditor's report to satisfy itself of the Independent Auditor's independence.

          d.    Review and approve any services and the fees associated with such services provided by the Independent Auditor, that are exceptions to the "allowable traditional services" as defined in Addendum 1 adhered to this charter.

          e.    Review and approve, at least annually, management's guidelines for any hiring of employees of the Independent Auditor who were engaged on the Company's account.

Primary Responsibilities—Audit

Audits

        5.1  The Committee shall review and discuss with management the audited financial statements of the Company and the results of the year-end audit by the Company's Independent Auditor and internal auditing.

        5.2  The Committee shall discuss with the Independent Auditor the matters the Independent Auditor determines are required to be discussed by Statement on Auditing Standards No. 61.

        5.3  The Committee shall discuss with management and the Independent Auditor alternative accounting methods that may be acceptable under GAAP. In addition, the Committee shall also discuss with management and the Company's Independent Auditor

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the effect of regulatory and accounting initiatives and any off-balance sheet structures.

        5.4  The Committee shall discuss with management the Company's and its subsidiary and foreign affiliated entities' compliance with applicable legal requirements and the Company's Code of Conduct including disclosures of insider and related party transactions and the Committee shall ask the Independent Auditor to comment on these matters as appropriate.

        5.5  The Committee shall review with management and the Independent Auditor any non-routine correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

        5.6  Based on the review and discussions with management and the Independent Auditor referred to in paragraphs 4.2, 5.1, 5.2, 5.3, 5.4 and 5.5 above, the Committee will advise the Board of Directors whether it recommends that the audited financial statements be included in the Company's annual report on Form 10-K (or incorporated from the Annual Report to Shareowners).

        5.7  The Committee or the Chairman of the Committee shall discuss with management and the Company's Independent Auditor the matters the Independent Auditor determines are required to be discussed by Statement on Auditing Standards No. 71 regarding the interim quarterly financial statements prior to filing the Form 10-Q with the Securities and Exchange Commission.

Internal Controls

        5.8  The Committee shall discuss with management and the Independent Auditor:

          a.    The adequacy of the Company's internal accounting controls and the financial reporting process.

          b.    The status of internal control recommendations made by the Independent Auditor and Internal Auditing.

        5.9  The Committee shall discuss with Internal Auditing the overall scope and plans for their internal audits, including the adequacy of staffing, and coordination of the scope with the Independent Auditor.

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        5.10   The Committee shall periodically receive reports from and discuss with the Company's General Counsel the adequacy of the policies and practices of the Company related to compliance with key regulatory requirements, conflicts of interest and ethical conduct, including any potential or actual conflicts of interest involving directors or officers of the Company.

Other

        5.11   The Committee shall periodically receive reports from and discuss with the Company's General Counsel any material government investigations, litigation or legal matters.

        5.12   The Committee shall review the appointment and replacement of the Company's senior internal auditing executive.

Scope of Responsibilities

        6.1  The Committee shall:

          a.    Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          b.    Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

        6.2  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the Independent Auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

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ADDENDUM 1

        The following policy on the use of Lucent's Independent Auditors became effective upon the approval of the Board of Directors at its February 2002 Meeting.

LUCENT'S POLICY ON THE USE OF ITS INDEPENDENT AUDITORS

        Effective immediately, the independent auditors, PricewaterhouseCoopers (PwC), shall be engaged only to provide audit, audit-related, tax, and other accounting and financial-related services. All existing contracts for consulting services to be performed by PwC shall continue until the earlier of the completion of services or contract termination in accordance with the terms and conditions of such contract. Effective immediately, Lucent will not engage PwC or request PwC to bid for any new consulting services, as defined.

Scope of Services

        Allowable Traditional Services:

  •
  Audit and related services: Examples include accounting research and services related to SEC filings; carve-out audits; benefit plan audits and statutory audits.

  •
  Tax services: Examples include tax research; international tax services; tax assistance and compliance in international locations; assistance with transfer pricing; expatriate tax services; assistance with other taxes including state and local taxes; sales and use taxes; customs and duties.

  •
  Risk Management Services: Examples include systems pre-implementation reviews; security consultations and reviews; business continuity planning and consulting.

  •
  Financial Services: Examples include due diligence reviews; assistance with contract manufacturing; dispute resolution and litigation support.

        Non-Allowable Consulting Services:

  •
  PwC Consulting Services: Examples include financial systems design and implementation; other information technology systems design and implementation; process consulting; sales support system and process consulting.

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  •
  Internal Audit Services: An example includes internal audit outsourcing.

  •
  Valuation Services: Examples include valuation of in-process research and development in an acquisition; valuation of intellectual property; valuation of goodwill and other intangibles.

  •
  Actuarial Services: Examples include actuarial services in connection with pension and other defined employee benefit plans.

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EXHIBIT B

LUCENT TECHNOLOGIES INC. 2003
LONG TERM INCENTIVE PROGRAM

        SECTION 1.1 PURPOSE.    The purposes of the Lucent Technologies Inc. 2003 Long Term Incentive Program (the "Plan") are to encourage selected Employees of Lucent Technologies Inc. (the "Company") and its Affiliates to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of shareowners, and to enhance the ability of the Company and its Affiliates to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

        Section 1.2 ESTABLISHMENT AND TERM OF THE 2003 PLAN.    The Company establishes the Plan effective as of February 19, 2003, subject to the Plan having been approved by the Company's shareowners on or prior to that date. The Plan shall remain in effect until the earlier of: (i) the date that no additional Shares are available for issuance under the Plan, (ii) the date that the Plan has been terminated in accordance with Section 13 or (iii) the close of business on February 28, 2008. Upon the Plan becoming effective, no further awards shall be made under the 1996 Plan. Upon the termination or expiration of the Plan as provided in this Section 1.2, no Award shall be granted pursuant to the Plan, but any Award theretofore granted may extend beyond such termination or expiration.

        SECTION 2. DEFINITIONS.    As used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" shall mean (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, Dividend Equivalent, Other Stock Unit Award, or any other right, interest, or option relating to Shares or other securities of the Company granted pursuant to the provisions of the Plan.

          (c) "Award Agreement" shall mean any written or electronic agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder and signed or otherwise authenticated by both the Company and the Participant.

          (d) "Board" shall mean the Board of Directors of the Company.

          (e) "Cause" shall mean for termination of employment of an Employee the definition given to it under the applicable Award Agreement or, in the absence of such a definition, (A) the definition given to it under applicable law, (B) for Employees who are subject to legislation which does not explicitly give such a definition, such circumstances which entitle the Company or the Affiliate to terminate the employment of the Employee without severance payments, or (C) for Employees who are subject to an employment agreement or severance policy with the Company or an Affiliate, the definition given to it under such employment agreement or severance policy.

          (f) "Change in Control" shall mean the happening of any of the following events:

            (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an "Entity") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 2(f); or

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            (ii) A change in the Composition of the Board during any two year period such that the individuals who, as of the beginning of such two year period, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two year period, whose election, or nomination for election by the Company's shareowners, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with a solicitation subject to Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board; or

            (iii) The approval by the shareowners of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareowners, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or

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    substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

            (iv) The approval by the shareowners of the Company of a complete liquidation or dissolution of the Company.

          (g) "Change in Control Price" means the higher of (A) the highest reported sales price, regular way, of a Share in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which Shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (B) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per Share paid in such tender or exchange offer or Corporate Transaction; provided however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the

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  Change in Control Price shall be in all cases the Fair Market Value of a Share on the date such Incentive Stock Option or Stock Appreciation Right is exercised or deemed exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

          (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (i) "Committee" shall mean the Corporate Governance and Compensation Committee of the Board (or any successor committee); provided, however, that (i) with respect to Awards to any Employees who are Officers or members of the Board for purposes of Section 16, Committee means all of the members of the Compensation Committee who are "non-employee directors" within the meaning of Rule 16b-3 adopted under the Exchange Act, (ii) with respect to Awards to any Employees who are Officers or members of the Board for purposes of Section 16 and who are intended to satisfy the requirements for "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto, Committee means all of the members of the Compensation Committee who are "outside directors" within the meaning of Section 162(m) of the Code, and (iii) with respect to all Awards, the Committee shall comprise of "independent" directors as required under the New York Stock Exchange listing requirements.

          (j) "Company" shall mean Lucent Technologies Inc., a Delaware corporation.

          (k) "Covered Employee" shall mean a "covered employee" within the meaning of Section 162(m)(3) of the Code.

          (l) "Dividend Equivalent" shall mean any right granted pursuant to Section 14(h) hereof.

          (m) "Employee" shall mean any employee of the Company or of any Affiliate. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer

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  ceases to be an Affiliate, even if he or she continues to be employed by such employer.

          (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (o) "Exercise Period" shall have the meaning set forth in Section 11(b) hereof.

          (p) "Good Reason" shall mean "good reason" as such term is defined in the Award Agreement or, in the absence of such a definition, for Employees who are subject to an employment agreement or severance policy with the Company or an Affiliate, the definition given to it under such employment agreement or severance policy.

          (q) "Fair Market Value" shall mean, (i) with respect to Shares, the average of the highest and lowest reported sales prices, regular way, of Shares in transactions reported on the New York Stock Exchange on the date of determination of Fair Market Value, or if no sales of Shares are reported on the New York Stock Exchange for that date, the comparable average sales price for the last previous day for which sales were reported on the New York Stock Exchange, and (ii) with respect to any other property, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

          (r) "Incentive Stock Option" shall mean an Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (s) "Net Income" shall mean the net income of the Company as determined under generally accepted accounting principles, excluding (a) extraordinary items (net of applicable taxes); (b) cumulative effects of changes in accounting principles; (c) securities gains and losses (net of applicable taxes); and (d) nonrecurring items (net of applicable taxes) including, but not limited to, gains or losses on asset dispositions and sales of divisions, business units or subsidiaries, restructuring charges, gains and losses from qualified benefit plan curtailments and settlements, and income or expenses related to deferred tax assets.

          (t) "Nonstatutory Stock Option" shall mean an Option granted under Section 6 hereof that is not intended to be an Incentive Stock Option.

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          (u) "Officer" shall mean any manager of the Company or any Affiliate holding a position above the executive level (E band) or any future salary grade that is the equivalent thereof.

          (v) "Option" shall mean any right granted to a Participant under the 2003 Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

          (w) "Other Stock Unit Award" shall mean any right granted to a Participant by the Committee pursuant to Section 10 hereof.

          (x) "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

          (y) "Performance Award" shall mean any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.

          (z) "Performance Period" shall mean that period, established by the Committee at the time any Performance Award is granted or at any time thereafter, during which any performance goals specified by the Committee with respect to such Award are to be measured.

          (aa) "Performance Share" shall mean any grant pursuant to Section 9 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

          (bb) "Performance Unit" shall mean any grant pursuant to Section 9 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

          (cc) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust,

7

  unincorporated organization, limited liability company, other entity or government or political subdivision thereof.

          (dd) "Plan" shall mean the Long Term Incentive Program set forth herein known as the "Lucent Technologies Inc. 2003 Long Term Incentive Program", as the same may be amended from time to time.

          (ee) "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          (ff) "Restricted Stock Award" shall mean an award of Restricted Stock under Section 8 hereof.

          (gg) "Section 16" shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

          (hh) "Shares" shall mean the shares of common stock, $.01 par value, of the Company and such other securities of the Company as the Committee may from time to time determine.

          (ii) "Stock Appreciation Right" shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, other than in the case of Substitute Awards, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

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          (jj) "Subsidiary" shall mean a "subsidiary corporation" of the Company as defined in Section 424(f) of the Code, an entity in which the Company directly or indirectly owns 50% or more of the voting interests or an entity in which the Company has a significant equity interest, as determined by the Board or the Committee.

          (kk) "Substitute Award" shall have the meaning set forth in Section 4(d).

          (ll) "1996 Plan" shall mean the Company's 1996 Long-Term Incentive Program.

          (mm) "1997 Plan" shall mean the Company's 1997 Long-Term Incentive Plan.

        SECTION 3. ADMINISTRATION.

        (a) AUTHORITY OF COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company and its Affiliates to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Notwithstanding anything in this Section 3(a) to the contrary, the Committee shall not have the authority to reduce the exercise price for Options and Stock Appreciation Rights other than in connection with adjustments as provided in Section 4(g).

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        (b) DECISIONS BINDING. Decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Company, any Participant, any shareowner, and any employee of the Company or of any Affiliate.

        (c) DELEGATION. Subject to the terms of the Plan and terms and limitations as the Committee shall determine, the Committee may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors of the Board), including without limitation the authority to make Awards to Participants who are not Officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section. To the extent that the Committee delegates its authority to make Awards as provided by this Section 3(c), all references in the Plan to the Committee's authority to make Awards and determinations with respect thereto shall be deemed to include the Committee's delegate. Any such delegate shall serve at the leisure of, and may be removed at any time by, the Committee.

  SECTION 4. SHARES SUBJECT TO THE 2003 PLAN.

        (a) NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4(g), the aggregate number of Shares that may be issued to Participants pursuant to Awards granted under the Plan shall not exceed the sum of one hundred seventy million (170,000,000) Shares.

        (b) LAPSED AWARDS. If any Award is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award shall not count against the aggregate number of Shares that may be issued under the Plan set forth in Section 4(a) above.

        (c) SHARES USED TO PAY OPTION PRICE AND WITHHOLDING TAXES. If a Participant pays the option price for an Option by tendering previously owned Shares in accordance with the provisions of Section 6 herein or satisfies any tax withholding requirement by having the Company withhold Shares in accordance with Section 14 herein, then such Shares surrendered to pay the option price or used to satisfy such tax withholding requirements shall not count against the aggregate number of Shares that may be issued under the Plan set forth in Section 4(a) above.

        (d) OTHER ITEMS NOT INCLUDED. The following items shall not count against the aggregate number of Shares that may be issued under the Plan set forth in Section 4(a) above: (i) the payment in cash of dividends or dividend equivalents under any outstanding

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Award; (ii) any Award that is settled in cash rather than by issuance of Shares; or (iii) Awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company or any Subsidiary ("Substitute Award").

        (e) AWARD LIMITS. Notwithstanding any provision herein to the contrary, the following provisions shall apply (subject to adjustment as provided in Section 4(g) below):

          (i) in no event shall a Participant receive an Award or Awards during any one (1) calendar year covering in the aggregate more than six million (6,000,000) Shares (whether such Award or Awards may be settled in Shares, cash or any combination of Shares and cash) or twenty million Shares (20,000,000) covering the term of the Plan; provided that, during the initial year of employment, the limit shall be increased to ten million (10,000,000) Shares;

          (ii) in no event shall there be granted during the term of the Plan Incentive Stock Options covering more than an aggregate of forty million (40,000,000) Shares; and

          (iii) in no event shall there be granted during the term of the Plan Shares of Restricted Stock, Performance Units, Performance Shares or Other Stock Based Awards (or any similar plan or program as determined by the Committee) covering more than fifty-one million (51,000,000) Shares.

        (f) SOURCE OF SHARES. Shares issued under the Plan may be original issue shares, treasury stock or shares purchased in the open market or otherwise, all as determined by the Chief Financial Officer of the Company (or the Chief Financial Officer's designee) from time to time.

        (g) ADJUSTMENTS. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of Shares which may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of Shares subject to outstanding Options, Stock Appreciation Rights or other Awards

11

granted under the Plan, and in the number, class and kind of Shares subject to Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of Shares or other securities subject to any Award shall always be a whole number.

        SECTION 5. ELIGIBILITY.    Any Employee (excluding any member of the Committee) shall be eligible to be selected as a Participant.

        SECTION 6. STOCK OPTIONS.    Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Options may be granted for no consideration or for such consideration as the Committee may determine. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The exercise price per Share under an Option shall be determined by the Committee in its sole discretion; provided that, except in the case of an Option pursuant to a Substitute Award, such purchase price shall not be less than the Fair Market Value of a Share on the date of the grant of the Option.

        (b) OPTION PERIOD. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven years from the date the Option is granted.

        (c) EXERCISABILITY. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant.

        (d) METHOD OF EXERCISE. Subject to the other provisions of the 2003 Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

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        (e) INCENTIVE STOCK OPTIONS. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or Subsidiary of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

        (f) FORM OF SETTLEMENT. In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant. Similarly, the Committee may require Shares to be held for a specific period of time.

        SECTION 7. STOCK APPRECIATION RIGHTS.    Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonstatutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or

13

restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

        SECTION 8. RESTRICTED STOCK AWARDS.    Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. Any Restricted Stock Award issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of a Restricted Stock Award, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. Except as otherwise determined by the Committee and subject to Section 11 hereof, upon termination of employment for any reason during the restriction period, any portion of a Restricted Stock Award still subject to restriction shall be forfeited by the Participant and reacquired by the Company.

        SECTION 9. PERFORMANCE AWARDS.    Performance Awards in the form of Performance Units or Performance Shares may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award or at any time thereafter. Except as provided in Section 11, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period.

        SECTION 10. OTHER STOCK UNIT AWARDS.    Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property

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("Other Stock Unit Awards") may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, other securities of the Company, cash or any other form of property as the Committee shall determine. Shares (including securities convertible into Shares) granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 10 shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is awarded. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees of the Company and its Affiliates to whom and the time or times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

  SECTION 11. CHANGE IN CONTROL PROVISIONS.

        (a) IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

          (i) All outstanding Awards other than Performance Awards shall become fully and immediately exercisable unless such Awards are converted, assumed, or replaced by a successor. If a Participant's employment is subsequently terminated without Cause or for Good Reason within 24 months of the Change in Control, any such Awards (other than Performance Awards) so converted, assumed, or replaced that remain unvested shall become fully and immediately exercisable upon the date of the Participant's termination and all deferral and restriction limitations applicable shall lapse.

          (ii) All Performance Awards earned and outstanding as of the date of the Change in Control is determined to have occurred shall be payable in full in accordance with the payout schedule pursuant to the Award Agreement. Any remaining Performance Awards (including any applicable Performance Period) for which the payout level has not been determined

15

  shall be prorated at the target payout level up to and including the date of such Change in Control and shall be payable in full in accordance with the payout schedule pursuant to the Award Agreement. Any existing deferrals or other restrictions shall remain in effect. If the Participant's employment is terminated without Cause following the Change in Control, any Awards remaining to be paid will be paid in accordance with the employment termination provision of the Award Agreement. If the Participant's employment is terminated for Good Reason following the Change in Control, any Awards remaining to be paid will be paid in accordance with the payout schedule pursuant to the Award Agreement.

        (b) CHANGE IN CONTROL CASH-OUT. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at, or at any time after, the time of grant, a Participant holding an Option shall have the right, whether or not the Option is fully exercisable and in lieu of the payment of the purchase price for the Shares being purchased under the Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the purchase price per Share under the Option multiplied by the number of Shares granted under the Option as to which the right granted under this Section 11(b) shall have been exercised.

  SECTION 12. CODE SECTION 162(m) PROVISIONS.

        (a) Notwithstanding any other provision of this Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 12 is applicable to such Award under such terms as the Committee shall determine.

        (b) If an Award is subject to this Section 12, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the Company having a level of Net Income for the fiscal year preceding lapse or distribution set by the Committee within the time

16

prescribed by Section 162(m) of the Code or the regulations thereunder in order for the level to be considered "pre-established". The Committee may, in its discretion, reduce the amount of any Performance Award or Other Stock Unit Award subject to this Section 12 at any time prior to payment based on such criteria as it shall determine, including but not limited to individual merit and the attainment of specified levels of one or any combination of the following: net cash provided by operating activities, earnings per Share from continuing operations, operating income, revenue growth, gross margin, operating return on sales, return on operating assets, return on equity, economic value added, stock price appreciation, total shareowner return (measured in terms of stock price appreciation and dividend growth), or cost control, of the Company or the Affiliate or division of the Company for or within which the Participant is primarily employed.

        (c) Notwithstanding any contrary provision of the Plan other than Section 11, the Committee may not adjust upwards the amount payable pursuant to any Award subject to this Section 12, nor may it waive the achievement of the Net Income requirement contained in Section 12(b), except in the case of the death or disability of a Participant.

        (d) Prior to the payment of any Award subject to this Section 12, the Committee shall certify in writing that the Net Income requirement applicable to such Award was met.

        (e) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 12 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto.

        SECTION 13. AMENDMENTS AND TERMINATION.    The Board may amend, alter or discontinue the 2003 Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of an optionee or Participant under an Award theretofore granted, without the optionee's or Participant's consent, or that without the approval of the shareowners would:

        (a) except as is provided in Section 4 of the Plan, increase the total number of shares reserved for the purpose of the Plan;

        (b) change the employees or class of employees eligible to participate in the Plan; or

17

        (c) reduce the exercise price for Options and Stock Appreciation Rights by repricing or replacing such Awards.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his consent. Except as provided in Section 4 and Section 14(e), the Committee shall not have the authority to cancel any outstanding Option and issue a new Option in its place with a lower exercise price; provided, however, that this sentence shall not prohibit an exchange offer whereby the Company provides certain Participants with an election to cancel an outstanding Option and receive a grant of a new Option at a future date if such exchange offer only occurs with shareowner approval.

  SECTION 14. GENERAL PROVISIONS.

        (a) Unless the Committee determines otherwise at the time the Award is granted, no Award, and no Shares subject to Awards described in Section 10 which have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant.

        (b) The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Option or any Stock Appreciation Right related to any Option exceed a period of seven (7) years from the date of its grant.

        (c) No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

        (d) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until

18

and unless such recipient shall have complied with the then applicable terms and conditions.

        (e) Except as provided in Section 12, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements, or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

        (f) Subject to Section 13, the Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, engages in any activity which is in competition with the Company, as determined by the Committee, one or more Officers of the Company or a committee of Officers of the Company to whom the authority to make such determination is delegated by the Committee. The Committee shall have the discretion with respect to any Award granted under this Plan to establish, upon its grant, conditions under which (i) the Award may be subsequently forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) the gains that are realized by the grantee in connection with an Award or the exercise of an Award may be recovered; provided, however, that such conditions and their consequences are: (a) clearly set forth in the Award Agreement or other grant document; and (b) comply with applicable laws. These conditions may include, without limitation, actions by the Participant which constitute a conflict of interest with the Company, are prejudicial to the Company's interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company's applicable policies, or the Participant's terms and conditions of employment.

19

        (g) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (h) Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

        (i) Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

        (j) [Intentionally omitted]

        (k) The Committee is authorized to establish procedures pursuant to which the payment of any Award may be deferred.

        (l) The maximum value of the property, including cash, that may be paid or distributed to any Participant pursuant to grants of Performance Units and/or Other Stock Unit Awards or any other Award (paid or payable in cash or other property) that are valued with reference to property other than Shares made in any one calendar year is $10,000,000.

        (m) The Company is authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such withholding taxes by delivery of, or directing the Company to retain, Shares, and will not issue Shares or Awards until such tax obligations have been satisfied.

20

        (n) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareowner approval if such approval is otherwise required; and such arrangements may be either generally applicable or applicable only in specific cases.

        (o) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

        (p) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

        (q) Awards may be granted to Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

As adopted by the Board on

21

EXHIBIT C

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
LUCENT TECHNOLOGIES INC.

        Lucent Technologies Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

        1.    The Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on April 1, 1996, as amended, is hereby amended by deleting Section 1 of Article IV thereof in its entirety and substituting the following in lieu thereof:

    "Section 1: The Corporation shall be authorized to issue 10,250,000,000 shares of capital stock, of which 10,000,000,000 shares shall be shares of Common Stock, $.01 par value ("Common Stock") and 250,000,000 shares shall be shares of Preferred Stock, $1.00 par value ("Preferred Stock").

    Upon this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), every [ten] [twenty (20)] [thirty (30)] [forty (40)] shares of the Corporation's common stock, par value $.01 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of common stock, par value $.01 per share, of the Corporation (the "New Common Stock").

    Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to the Bank of New York, the transfer agent, as agent for, the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective

    Time on the basis of prevailing market prices of the New Common Stock on the New York Stock Exchange at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.

    Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any factional shares of New Common Stock as set forth above), provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph."

        2.    The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Lucent Technologies Inc. has caused this Certificate to be executed by its duly authorized officer on this     day of                        , 200    .

LUCENT TECHNOLOGIES INC.
By:	Name: Office:

PRELIMINARY COPY

LUCENT TECHNOLOGIES INC. P.O. BOX 9112 FARMINGDALE, NY 11735	VOTE BY INTERNET: www.xxxxxxx.com
Have your proxy card ready when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below. Follow the simple instructions that appear on your computer screen.

VOTE BY TELEPHONE: 1-800-xxx-xxxx
Use any touch-tone telephone! Have your proxy card ready when you call. You will be prompted to enter your 12-digit Control Number which is located below. Follow the simple recorded instructions.
VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.
The Internet and Telephone voting facilities will close at 11:59 p.m. Eastern Standard Time on February 18, 2003.
IF YOU HAVE VOTED OVER THE INTERNET OR BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	LUCN05	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PRELIMINARY COPY THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3:
1.	Election of Directors (Page )
	The Board of Directors recommends a vote "FOR"' the nominees listed below:	For All	Withhold All	Exceptions	To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write the nominee's name on the line below.
	Nominees—Class of 2006 01) Daniel S. Goldin 02) Carla A. Hills	☐	☐	☐
					For	Against	Abstain
2.	Directors' Proposal #1 (Page ) To approve the Lucent Technologies Inc. 2003 Long-Term Incentive Program.				☐	☐	☐
3.	Directors' Proposal #2 (Page ) To amend the Restated Certificate of Incorporation of Lucent to effect a reverse stock split in one of four ratios.				☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 4:					For	Against	Abstain
4.	Shareowner Proposal (Page ) Evelyn Y. Davis—Repeal Classified Board.				☐	☐	☐

Please sign below, exactly as name or names appear on this proxy. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give full title. If more than one trustee, all should sign.
I have included a change of address and/or comments. ☐

If you have not already provided your consent, mark "YES" to enroll this account if eligible to receive certain future security holder documents in a single package per household. Mark "NO" if you do not want to participate.	YES	NO	I plan to attend the Annual Meeting.	☐
HOUSEHOLDING OPTION -->	☐	☐	I wish to access future proxy statements and annual reports over the internet.	☐

Signature (PLEASE SIGN WITHIN BOX) Date			Signature (Joint Owners) Date

*PRELIMINARY COPY* ADMISSION TICKET Annual Meeting of Shareowners February 19, 2003, 9:00 a.m. C.S.T. Adam's Mark Hotel Dallas, Texas 75201
DIRECTIONS
[DIRECTIONS AND MAP TO BE PROVIDED]

The named shareowner(s) and one guest will be admitted to the annual meeting when this ticket, along with a form of personal identification, is presented at the door. Cameras, tape recorders and other video recording equipment are not permitted at the Annual Meeting.

PRELIMINARY COPY Proxy Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Henry B. Schacht, Frank A. D'Amelio and Richard J. Rawson (the "Proxy Committee") or any of them as proxies and attorneys-in-fact, with full power of substitution, to vote all common shares of Lucent Technologies Inc. the undersigned is entitled to vote at the 2003 Annual Meeting of Shareowners of Lucent Technologies Inc. to be held in the Lone Star Ballroom A of the Adam's Mark Hotel, Dallas, Texas at 9:00 a.m., C.S.T. on February 19, 2003 upon the matters set forth in the Notice of 2003 Annual Meeting and Proxy Statement. This Proxy card also provides voting instructions for shares held in BuyDIRECTSM and, if registrations are identical, shares held in the various employee stock purchase and benefit plans as described in the proxy statement. The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, my (our) shares will be voted in accordance with the recommendation of the Board of Directors. This Proxy authorizes each of them to vote at his discretion on any other matter that may properly come before the meeting or any adjournment thereof.

(Continued and to be signed and dated on the reverse side.)

COMMENTS OR ADDRESS CHANGE:

(If you noted any comments or address changes above, please mark box on the reverse side.)

Your internet or telephone vote authorizes the Proxy Committee to vote your shares in the same manner as if you completed and returned this proxy card.

QuickLinks

SUMMARY OF THE 2003 PLAN
Option Grants in Last Fiscal Year
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values
OTHER MATTERS
LUCENT TECHNOLOGIES INC. CHARTER OF THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS
ADDENDUM 1
LUCENT'S POLICY ON THE USE OF ITS INDEPENDENT AUDITORS
LUCENT TECHNOLOGIES INC. 2003 LONG TERM INCENTIVE PROGRAM
CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF LUCENT TECHNOLOGIES INC.